As filed with the Securities and Exchange Commission on March 7, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-3489

THE WRIGHT MANAGED EQUITY TRUST
440 Wheelers Farm Road
Milford, Connecticut 06461

Christopher A. Madden
Three Canal Plaza, Suite 600
Portland, ME 04101
207-347-2000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2010 – December 31, 2010

ITEM 1. REPORT TO STOCKHOLDERS.

The Wright Managed Blue Chip Investment Funds

The Wright Managed Blue Chip Investment Funds consist of three equity funds from The Wright Managed Equity Trust and two fixed income funds from The Wright Managed Income Trust. Each of the five funds have distinct investment objectives and policies. They can be used individually or in combination to achieve virtually any objective. Further, as they are all "no-load" funds (no commissions or sales charges), portfolio allocation strategies can be altered as desired to meet changing market conditions or changing requirements without incurring any sales charges.

Approved Wright Investment List

Securities selected for investment in these funds are chosen mainly from a list of "investment grade" companies maintained by Wright Investors' Service ("Wright", "WIS" or the "Adviser"). Over 31,000 global companies (covering 63 countries) in Wright's database are screened as new data becomes available to determine any eligible additions or deletions to the list. The qualifications for inclusion as "investment grade" are companies that meet Wright's Quality Rating criteria. This rating includes fundamental criteria for investment acceptance, financial strength, profitability & stability and growth. In addition, securities, which are not included in Wright's "investment grade" list, may also be selected from companies in the fund's specific benchmark (up to 20% of the market value of the portfolio) in order to achieve broad diversification. Different quality criteria may apply for the different funds. For example, the companies in the Major Blue Chip Fund would require a higher investment acceptance rating than the companies in the Selected Blue Chip Fund.

Three Equity Funds

Wright Selected Blue Chip Equities Fund (WSBC) (the "Fund") seeks to enhance total investment return through price appreciation plus income. The Fund's portfolio is characterized as a blend of growth and value stocks. The market capitalization of the companies is typically between $1-$10 billion at the time of the Fund's investment. The Adviser seeks to outperform the Standard & Poor's MidCap 400 Index ("S&P MidCap 400") by selecting stocks using fundamental company analysis and company specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries and sectors.

Wright Major Blue Chip Equities Fund (WMBC) (the "Fund") seeks to enhance total investment return through price appreciation plus income by providing a broadly diversified portfolio of equities of larger well-established companies with market values of $5-$10 billion or more. The Adviser seeks to outperform the Standard & Poor's 500 Index ("S&P 500") by selecting stocks, using fundamental company analysis and company specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries and sectors.

Wright International Blue Chip Equities Fund (WIBC) (the "Fund") seeks total return consisting of price appreciation plus income by investing in a broadly diversified portfolio of equities of well-established, non-U.S. companies. The Fund may buy common stocks traded on the securities exchange of the country in which the company is based or it may purchase American Depository Receipts ("ADR's") traded in the United States. The portfolio is denominated in U.S. dollars and investors should understand that fluctuations in foreign exchange rates may impact the value of their investment. The Adviser seeks to outperform the MSCI World ex U.S. Index ("MSCI World ex U.S.") by selecting stocks using fundamental company analysis and company-specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries, sectors and countries.

(continued on inside back cover)

Table of Contents

Investment Objectives	inside front cover
Letter to Shareholders (Unaudited)	2
Management Discussion (Unaudited)	4
Performance Summaries (Unaudited)	9
Fund Expenses (Unaudited)	14
Management and Organization (Unaudited)	65
Board of Trustees Annual Approval of the Investment Advisory Agreement (Unaudited)	67
Important Notices Regarding Privacy, Delivery of Shareholder Documents, Portfolio Holdings and Proxy Voting (Unaudited)	68

FINANCIAL STATEMENTS
The Wright Managed Equity Trust
Wright Selected Blue Chip Equities Fund
Portfolio of Investments	16
Statement of Assets and Liabilities	18
Statement of Operations	18
Statement of Changes in Net Assets	19
Financial Highlights	20

Wright Major Blue Chip Equities Fund
Portfolio of Investments	21
Statement of Assets and Liabilities	23
Statement of Operations	23
Statement of Changes in Net Assets	24
Financial Highlights	25

Wright International Blue Chip Equities Fund
Portfolio of Investments	26
Statement of Assets and Liabilities	28
Statement of Operations	28
Statement of Changes in Net Assets	29
Financial Highlights	30

Notes to Financial Statements	31
Report of Independent Registered Public Accounting Firm	39
Federal Tax Information (Unaudited)	40

The Wright Managed Income Trust
Wright Total Return Bond Fund
Portfolio of Investments	41
Statement of Assets and Liabilities	46
Statement of Operations	46
Statement of Changes in Net Assets	47
Financial Highlights	48

Wright Current Income Fund
Portfolio of Investments	49
Statement of Assets and Liabilities	53
Statement of Operations	54
Statement of Changes in Net Assets	55
Financial Highlights

Notes to Financial Statements	56
Report of Independent Registered Public Accounting Firm	63
Federal Tax Information (Unaudited)	64

Letter to Shareholders (Unaudited)
January 2011

Dear Shareholders:

For the third year in a row, the opening day of the New Year has seen stock prices moving sharply higher, with the S&P 500 advancing 1.1% on January 3, 2011. In both 2009 and 2010, first-day market gains proved to be good omens for equity investors anxious about year-ahead prospects after the pummeling they took in 2008, when the market’s big first-day decline (-1.4%) was anything but auspicious. While Monday’s better-than-1% rise in the S&P 500 was the market’s 14th best start in eight decades, it is admittedly not much of a “forecast” to hang one’s hat on going into the New Year. Over the entire 1929-2010 period, the correlation between first-day trading and the rest of the year is slight (R2 = 5%). Also, 2010’s strong stock market opening didn’t preclude a 16% decline in the S&P 500 from April to July. Happily, global stock markets ended 2010 with a flourish, with December returns for the MSCI World ex U.S. index averaging over 7% in U.S. dollar terms, making last month the best December since 1999. For all of 2010, the S&P 500 returned a bit more than 15%, 10.8% of that coming in the fourth quarter. The U.S. bond market suffered a 1.3% loss in Q4, but returned 6.5% for the entire year, as credit spreads narrowed.

Fortunately, there is a more substantial, more fundamental basis for expecting 2011 to be a satisfying year for stock investors than its good opening day showing, namely, the quickening of economic activity that took place in the U.S. and parts of Europe as 2010 was winding down. In the U.S., the first big economic reports of the New Year, the ISM surveys of purchasing managers, showed new order rates in both manufacturing and nonmanufacturing climbing as 2010 was ending, with service industries’ orders hitting the highest level since 2005. To be sure, there remain pockets of weakness geographically and by sector, and risks of a less benign outcome are not insignificant, but chances are good in our opinion that 2011 will see a respectable increase in world GDP. The slowdown in growth engines China and India is expected to be quite limited, in our view. The food inflation that has caused the People’s Bank of China to nudge up interest rates recently is likely to be a temporary and ultimately secondary obstacle to the country’s prime objective of continuing job creation and growth. In the developed world, economic policy by and large remains pro-growth, led by the U.S. combination of $600 billion in quantitative easing and tax cutting and job programs totalling $858 billion.

If the United States economy advances by the roughly 3% that Wright Investors’ Service is forecasting for 2011, we should see another healthy increase in corporate profits, continuing what has been the most impressive aspect of the economic expansion that began 18 months ago. By the Commerce Department’s reckoning, corporate profits from current production were practically back to their all-time high in the third quarter of 2010; in Wright’s estimation, S&P 500 profits from operations will attain record heights in the year ahead, providing fundamental support for higher stock prices.

At the stock market peak in 2007, the S&P 500 was priced at 22 times trailing five-year earnings; by comparison, 2011 is starting at a more moderate 17 times trailing five-year profits. What’s more, if current projections pan out, the S&P 500 is priced at 14 times forecast 2011 profits, in line with its post-1960 average. Of course, the fact that the S&P 500 has risen 86% since its March 2009 low, the biggest 22-month advance since the 1950s, is reason enough to approach 2011 with some measure of caution.  At the very least, we expect to see more evidence of a trade-up in quality by investors – favoring more seasoned and generally bigger-capitalization stocks over smaller-cap and emerging market issues. This would represent a pulling back from the so-called risk-on behavior that investors exhibited during 2009-10. Investors were somewhat more discriminating in 2010 than in the prior year, but really only during the downdrafts of the spring and summer months.

Some of the uncertainties that faced investors three months ago have begun to be clarified. As we suggested three months ago, the November elections did indeed “resolve some major uncertainties with respect to taxes and fiscal policy generally.” For example, the so-called Bush tax cuts were extended for 2011-12 and across the income spectrum, as expected. Europe’s financial crises, while still at risk of erupting from time to time and from place to place, do not appear to be as serious a threat to the survival of the euro as seemed the case this past summer. The euro was the weakest of the major currencies in 2010, the yen one of the

Letter to Shareholders (Unaudited)

strongest; since its June low, however, the euro has rebounded more than 10% against the U.S. dollar, an indication that market anxiety regarding the euro has receded from the panic seen last summer.

Additional quantitative easing, announced by the Federal Reserve the day after the elections but anticipated since the Fed’s Jackson Hole conclave in August, has elevated inflation expectations about 35 basis points. Somewhat perversely, anticipation of a new Treasury bond buying program from the Fed took interest rates to lows in early November, and since the actual announcement and start of QE2 long-term interest rates have risen some 75 basis points, as clear a case of “buy the rumor, sell the news” as ever there was. The renewed downtrend in home prices the past four months certainly isn’t helped by this latest escalation of mortgage rates, which along with the nation’s 9%-10% unemployment rate, are important reasons to expect accommodative policies to continue. Our call continues to be that the Federal Reserve will stay on the sidelines after QE2 ends at mid-year 2011, leaving the federal funds rate in the 0%-0.25% range throughout the year.

Realistically, growth is the only solution to the deficit mess that the federal government and the states find themselves in. Policy makers are likely to seek some combination of faster real growth and higher inflation, preferably more of the former than the latter, with the caveat that government spending will be a target of the new Congress. If we have to characterize it, a reduced role for the government is probably the better long-term path but it comes with some short-run braking effects. In the near term, there may be other obstacles to growth that give currency to the idea of a “new normal” growth rate for the U.S. economy somewhere below the nation’s potential – for instance, the unwinding of debt by consumers and the increasing savings rate. The tectonic attitude shift reflected in the 2010 elections suggests that fiscal policy will get less accommodative as we move further away from the financial crisis that followed the Lehman bankruptcy.

Investors continue to face risks in the sphere of debt and deficits, but after two major bear markets in 10 years, the markets may have sufficiently discounted these uncertainties, so that respectable returns – in the range of the market’s long-term norms – are quite feasible looking out over the next five years. Corporate profits and conditions in the credit markets, approaching record levels in the case of profits and moving back toward normal in credit, are the focus of our scrutiny as we enter the New Year armed with caution but also with more economic optimism than has been warranted since 2006. If you have any questions or suggestions on how we can better serve your investment and wealth management needs, please let us know.

          Sincerely,

          Peter M. Donovan
            Chairman & CEO

Management Discussion (Unaudited)

WRIGHT EQUITY FUNDS

The S&P 500 returned more than 15% in 2010. U.S. stocks’ strong showing in the second half of the year more than made up for ground lost in the first half.  After rising without interruption for more than a year, stocks reversed course in the second quarter of 2010, giving back the first quarter’s gains on concerns about the euro region’s debt crisis and signs of a slowdown in the recovery’s momentum. But stocks turned positive in Q3 and the strength continued in the fourth quarter. Early in Q4, stocks got a boost from strong third-quarter profit reports; for all of 2010, S&P 500 operating profits probably rose more than 35%. Anticipation of the start of the second round of quantitative easing by the Fed also sent stocks higher. The rally stalled in November, with a resurgence of the debt crisis in Europe contributing to investor unease. Globally, stocks staged a bona fide year-end rally in December as conditions in Europe stabilized a bit, at least temporarily, and economic indicators pointed to better growth ahead, quite a change from earlier in the year when fears of a double dip took hold. In the U.S., economic activity quickened starting in the fall; Q4 GDP growth was probably in the 3% range after growth of 2.6% in Q3 and 1.7% in Q2. Consumer spending has picked up and manufacturing activity has firmed. So far, the recovery in jobs remains disappointing and the housing market has seen little improvement.

The S&P 500 returned 10.8% for the fourth quarter of 2010. By the end of the year, the S&P had reached its highest level in two years and was up 86% from its 2009 low – though it was still 20% shy of its all-time high reached in 2007. The Dow’s returns were a little behind the S&P 500 for the periods (8% for the quarter and 14% for the year) and Nasdaq’s were a little better (12% for the quarter and 18% for the year). For the year and the quarter, cyclical stocks generally did better than defensive in the S&P 500; high-quality stocks lagged lower quality in the first half of the year but started to make a comeback in the second half, even though in general investors seemed willing to take on more risk. This “risk-on” mood was evident in the strong showing of smaller stocks in Q4 – the S&P MidCap 400 returned 13.5% and the S&P SmallCap 600 returned more than 16%; both of these indexes returned more than 26% for the year. Investors were confident enough to push the S&P 500’s forward P/E up in the quarter and to take the VIX stock volatility index under 20, close to last April’s low.  Results from international stock markets were a mixed bag in the full year and fourth quarter of 2010, as the euro region’s debt crisis put a damper on European markets. The MSCI World ex U.S. index of developed markets returned 7.2% in Q4 and 9.0% for all of 2010 in dollar terms. Developed markets in the Pacific region had a strong showing with dollar returns of 10.6% in the quarter and 15.9% for the year, with assistance from a strong yen. Not surprisingly, the returns from Europe lagged the overall index – 4.5% from Europe overall and 1.5% from the Euro countries in Q4. For the year, the Euro region lost nearly 6% in dollar terms, with the weakness of the euro detracting from dollar returns.

The fourth-quarter rally in stocks notwithstanding, WIS believes that the prospects for equities relative to bonds over the coming year look brighter than they did three months ago. Due to the quickening of economic activity in recent months, U.S. GDP will be starting 2011 at a higher level and with more momentum than appeared likely just a few months ago. In addition, the tax cut package that the Administration and Congress worked out in December will add some stimulus in 2011. Our current expectation is for 3%-3.5% GDP growth in the coming year. Corporate profits have been a bright spot of this generally tepid economic recovery almost since its beginning. S&P 500 operating profits likely rose more than 35% in 2010 and another, albeit more modest, double-digit gain is likely in 2011. Cost reduction efforts enabled companies to improve margins with only modest sales growth, and there is room for further gains in profitability should sales strengthen in 2011 as we expect they will. Even with an improving fundamental environment, there could be bouts of stock market volatility over the coming year, periods like the spring and summer of 2010 when the economic indicators were not so promising. We also believe that the ebb and flow of debt concerns both here and abroad have the potential to affect the stock market in 2011. But over the course of the year, the good news should outweigh the bad, and with the stock market’s multiple still below the average of the past 25 years, there is room for equities to respond to good news.

Management Discussion (Unaudited)

SELECTED BLUE CHIP FUND

The S&P MidCap 400 outperformed the S&P 500 in 2010 with a return of 26.6%. The Wright Selected Blue Chip Fund (WSBC) returned 23.9% for the year. WSBC outperformed the S&P MidCap 400 in the first and fourth quarters of 2010, but lagged in the middle six months of the year. In the fourth quarter, WSBC returned 13.7% compared to 13.5% for the mid-cap benchmark.

In 2010, stock selection was the biggest factor in WSBC’s relative performance compared to the S&P MidCap benchmark, while sector allocation played a smaller role overall. In the first and fourth quarters, when the Fund outperformed the benchmark, stocks selection was positive, while in the second and third quarters, stock selection detracted from performance. In the fourth quarter, the Fund benefitted from the relatively good performance of its holdings in financials, information technology, energy and telecom services; overall, selection was positive in six of 10 sectors. For the year, the biggest benefit came from information technology and materials, while selection in consumer discretionary stocks hurt performance. In the fourth quarter, strong positive contributions came from energy holdings Cimarex Energy and Oceaneering International, both up more than 30%, and tech stock Vishay Intertechnology, up 52%. The biggest detraction came from two health care companies, Medicis (-9.4%) and Teleflex (-10%) and retailer 99 Cents Only Store (-17%). For the year, strong relative contributions came from tech stocks F5 Networks (+146%) and Sybase (+50%) and energy company Cimarex Energy (+68%), while Manpower (-21%) and American Eagle Outfitters (-23%) lagged.

We expect that the second half of 2010’s shift toward quality stocks will continue in 2011. The WSBC Fund is positioned in the mid-cap universe to take advantage of a preference for quality. WSBC continues to be biased to the larger companies in the index and its holdings have better historic earnings growth than the index constituents. In the aggregate, WSBC companies had lower current and forward P/E multiples than those in the MidCap 400 with similar rates of expected earnings growth. WIS continues to advise diversity in investment portfolios as the best way to navigate difficult economic times.

MAJOR BLUE CHIP FUND

The Wright Major Blue Chip Fund (WMBC) is managed as a blend of the large-cap growth and value stocks in the S&P 500 Composite, selected with a bias toward the higher-quality issues in the index. The WMBC Fund returned 11.2% in the fourth quarter of 2010, topping the S&P 500’s 10.8%. For the year, WMBC returned 13.2% compared to 15.1% for the S&P 500. WMBC matched its benchmark’s results in the first quarter, then lagged in Q2 and Q3 before gaining some ground in Q4.

In the first half of 2010, WMBC’s emphasis on quality worked against it as investors continued to prefer low-quality issues. In the second half of the year, investors returned to quality, but for the year as a whole its emphasis on quality hurt Fund performance. In addition, 2010 was a year when smaller stocks outperformed big stocks, so the WMBC’s larger median market cap compared to the benchmark also hurt performance for the year. As investors became more cautious in the second quarter, WMBC took a cash reserve, a plus for quarterly performance in that quarter. In the second half of the year, as stocks rallied, the cash reserve was invested in equities. In the fourth quarter, WMBC benefitted from being overweight in materials stocks, one of the strongest sectors in the S&P 500 in the quarter, and also from strong stock selection in that group. The Fund was also helped by being underweight in the defensive utility and consumer staples groups, as more cyclical groups were strong in Q4. Strong stock selection in financials was also positive in Q4. For the year, stock selection in the materials, information technology, and consumer discretionary and energy sectors was positive for the Fund, while stock selection in industrials was a drag on performance. Looking at individual issues, positive contributors to relative performance in Q4 were energy stock National Oilwell (+51%) and materials company Freeport-McMoRan (+42%). A 15% decline in retailer Best Buy, whose operating performance was disappointing, detracted from performance in Q4. For the year, National Oilwell (+54%) and Freeport-McMoRan (+53%) were among the positive contributors, along with Apple Computer (+53%), while Google (-26%), WellPoint (-18.0%) and Hewlett Packard (-18%) lagged.

Management Discussion (Unaudited)

Going into 2011, WIS expects that equities will continue to be supported by solid profit growth. We are expecting U.S.  economic growth to pick up in 2011, and to take advantage of this, WMBC is overweight in the materials, consumer discretionary and information technology sectors, as well as financials. In addition, corporations have accumulated significant cash on their balance sheets, setting the stage for possible stock buybacks and dividend increases. WMBC is well positioned to take advantage of an environment in which stock performance is driven by fundamentals, with its bias toward the higher quality and more substantial issues in the S&P 500 and an attractive valuation. At year-end 2010, WMBC holdings in the aggregate were priced at lower current and forward P/E multiples than the S&P 500 despite better historic earnings growth and similar forecast earnings growth.

INTERNATIONAL BLUE CHIP FUND

The MSCI World ex U.S. index lagged the S&P 500 in 2010 with a 9.0% return compared to 15.1% for the S&P 500. The Wright International Blue Chip Fund (WIBC) lagged the MSCI World ex U.S. index in the first half of the year, made up some ground in Q3, but underperformed the benchmark in Q4, with a return of 6.2% compared to 7.2% for the MSCI World ex U.S. index. For all of 2010, WIBC returned 5.8% compared to the MSCI World ex U.S. benchmark’s 9.0% return.

As in the U.S., cyclical groups did better than defensive groups in international markets in 2010, and in both the full year and the fourth quarter, WIBC’s relative performance benefitted from its positioning to take advantage of this, particularly through its overweighting in the industrial and materials sectors, where it focused on companies that benefit from exports to emerging markets. Stock selection was strong in the materials sector. However, stock selection overall was negative for both periods, with the biggest drag on performance coming from the financial sector as its holdings in European banks suffered from worry about fallout from the Euro debt crisis. In line with these trends, among the positive contributors in Q4 were chemical company BASF (+27%) and miners Teck Resources (+52%) and BHP Billiton (+25%). Three banks were among the laggards: BNP Paribas (-10%), Banco Santander (-15%) and Barclays (-13%). For the year, miners Rio Tinto (+58%) and Teck Resources (+79%), industrial Itochu (+41%) and consumer discretionary company Jardine Cycle & Carriage (+53%) were leaders, while banks Banco Santander (-32%) and BNP Paribas (-18%) were again among the worst performers.

Moving into 2011, WIBC remains overweight in material, energy, industrials and consumer discretionary stocks, as we expect some pick-up in momentum in the global recovery this year.  The Fund’s positioning also reflects the view that emerging markets will continue to drive global growth. WIBC is well positioned to benefit from a trend back toward quality and also offers attractive value. In the aggregate, its holdings are priced at significant discounts to the MSCI World ex U.S. index in terms of current and forward price/earnings ratios and price/cash flow ratio. Increasing dividends should also contribute to WIBC returns going forward. We continue to see the inclusion of international stocks as likely to enhance risk-adjusted returns in diversified investment portfolios.

Management Discussion (Unaudited)

WRIGHT FIXED INCOME FUNDS

Treasury bond yields declined over the course of 2010. For the first three quarters of the year bond yields moved lower for a number of reasons: the U.S. recovery was proceeding at a below-normal pace; inflation was low; the Fed was moving toward more quantitative easing; and concern over the euro region’s finances made the safety of Treasury bonds appealing. The yield on the 10-year Treasury moved under 2.5% early in Q4, down 130 basis points from where it started the year. Yields rose in the fourth quarter, however, as economic indicators turned more positive and indications that Europe was dealing with its crisis boosted investor confidence and drew funds out of Treasury bonds and into stocks. The 10-year Treasury yield moved up to 3.3% by year end, down about 50 bps from where it started the year. Short-term rates were much less volatile in 2010 as the likelihood that the Fed would raise rates during the year waned. The yield curve flattened in Q2 and Q3 as long yields retreated, then steepened again in Q4, with the yield spread between two-year and 10-year T-bonds closing the year just about where it began. Spreads on corporate bonds tightened for much of the year, a sign of confidence that at times was at odds with the signal being given by rising Treasury prices.

For all of 2010, the Barclays  Capital  U.S. Aggregate Bond index (“Barclays Aggregate”) generated a respectable return of 6.5% despite a 1.3% loss in the fourth quarter of 2010. Treasury bonds were the worst place to be in the fourth quarter, with the sector losing 2.6%; for the year, Treasurys lagged the Aggregate with a 5.9% return. With spreads tightening, corporate bonds had a smaller loss than Treasurys, 1.6%, in Q4; they also topped Treasurys for the year with a 9.0% return. Agency securities topped Treasurys in Q4 but lagged for the year. Mortgage-backed and commercial mortgage securities both had positive returns in Q4; for all of 2010, commercial mortgages led the investment-grade sectors with a 20% return, while mortgages lagged with 5.4%. Investors’ increased appetite for risk made this a very good year for non-investment grade bonds, which returned 3% in the fourth quarter and 15% for the year.

It is unlikely that the Fed will change its near-zero interest rate policy in 2011. Although economic activity quickened late in 2010, the implementation of quantitative easing and recent comments suggest the Fed continues to be disappointed with the pace of recovery and is more worried about too little inflation rather than too much. In the year through November, the latest month available, the PCE deflator increased just 1.0% and the core PCE deflator (ex food and energy) was up less than 0.8%. We expect, however, that inflation will start to move up in 2011, though we don’t expect it to reach the 2% mark. Nevertheless, we expect that as economic growth picks up interest rates will edge higher over the course of 2011, especially in longer-dated issues. We don’t believe that the rise will be steep or continuous, especially since the potential for some soft periods in the stock market could send investors back to bonds at times. The speed and magnitude of the correction in bonds in the fourth quarter of 2010 was excessive and not a good model for what may happen in 2011, in our view. While Treasury bond prices are likely to decline in 2011, income and spread tightening on non-Treasury sectors could keep 2011’s return on the Barclays Aggregate modestly positive and just about on a pace with inflation. The always-present potential for surprises suggests that conservative long-term investors keep their portfolios diversified with a mix of asset classes.

Management Discussion (Unaudited)

TOTAL RETURN BOND FUND

The Wright Total Return Bond Fund (WTRB), a diversified bond fund, returned 6.2% in 2010 compared to 6.5% for the Barclays Aggregate. The Fund outperformed the index in the first and third quarters of 2010, lagged in the second quarter and in the fourth quarter of 2010 had a slight shortfall with a loss of 1.4% compared to a loss of 1.3% for the index.  The WTRB had a yield of 2.6% for December 2010 calculated according to SEC guidelines. Dividends paid by this Fund may be more or less than implied by this yield.

Sector allocation played a major role in WTRB’s performance in 2010. Throughout the year, WTRB was significantly overweight in corporate bonds (43% of assets at year end compared to 24% for the benchmark) and also overweight in commercial mortgages (7% vs 3%). With spreads on these sectors tightening in three of four quarters in 2010 (Q2 was the exception), this allocation was a plus for performance for the year. Being underweight in mortgages for the first nine months of the year, when mortgage returns lagged, also helped. Early in the fourth quarter, WTRB returned to a neutral position in mortgages, which outperformed the benchmark in the final period of the year. Throughout the year, WTRB was underweight in Treasury and Agency issues, which underperformed the Barclays Aggregate in 2010.

WTRB’s duration position was shorter than the Barclays Aggregate throughout the first nine months of 2010. This had a negative effect on the Fund’s relative performance as interest rates declined during this period. In the fourth quarter, in the belief that the impact of QE2 might increase Treasury bond volatility, the duration was moved to just about neutral with the benchmark; WTRB was also positioned relatively neutral along the yield curve.  With this positioning, which was continued early in 2011, the rise in interest rates in Q4, which occurred primarily in December, had little effect on the Fund’s relative performance.

CURRENT INCOME FUND

For all of 2010, the mortgage-backed sector of the bond market returned 5.4%, lagging both Treasury bonds, which returned 5.9%, and the Barclays Aggregate, which returned 6.5%. In the fourth quarter, the MBS sector returned 0.2% compared to losses of 1.3% for the Barclays Aggregate and 2.6% for Treasuries. The Wright Current Income Fund (WCIF) is managed to be primarily invested in GNMA issues (mortgage-based securities, known as Ginnie Maes, guaranteed by the full faith and credit of the U.S. government) and other mortgage-based securities backed by government agencies. The WCIF Fund is actively managed to maximize income and minimize principal fluctuation. WCIF returned 0.1% after expenses in the fourth quarter of 2010 compared to 0.3% for the Barclays Capital GNMA Backed Bond index (“Barclays GNMA”). For all of 2010, WCIF returned 5.7% compared to 6.7% for the benchmark. The WCIF had a yield of 3.4% for December 2010 calculated according to SEC guidelines. Dividends paid by this Fund may be more or less than implied by this yield.

In addition to its holdings in Ginnie Maes (about 60% of assets at year end), WCIF also held mortgage securities backed by Fannie Mae (FNMA) and Freddie Mac (FHLMC). These issues had returns that were slightly behind Ginnie Mae returns in each of the four quarters of 2010. During 2010, WCIFs mortgage holdings in the aggregate had a slightly shorter duration than the Barclays GNMA benchmark. This worked against the Fund when interest rates were falling in the first three quarters of 2010 but was helpful in Q4 when interest rates declined. The effect of the Fund’s duration differential compared to the benchmark was mitigated by holdings of higher-coupon, well-seasoned bonds. This contributed to the Fund having less negative convexity than the Barclays GNMA benchmark, which results in more stable performance when interest rates are volatile. In keeping with its goal of providing high income, at year end the WCIF Fund’s average coupon was 5.8% compared to 5.0% for the Barclays GNMA index.

Performance Summaries (Unaudited)

 Important

The Total Investment Return is the percent return of an initial $10,000 investment made at the beginning of the period to the ending redeemable value assuming all dividends and distributions are reinvested. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Past performance is not predictive of future performance.
The Fund’s average annual return is compared with that of the S&P MidCap 400, an unmanaged index of stocks in a broad range of industries with market capitalizations of a few billion or less. The performance of the S&P MidCap 400, unlike that of the Fund, reflects no deductions for fees, expenses or taxes. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 2.15%. However, Wright and WISDI have contractually agreed to waive a portion of its fees and/or reimburse certain expenses to limit total operating expense to 1.40%, which is in effect until April 30, 2011. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Returns greater than one year are annualized.

 *  The Fund’s average annual return is compared with that of the S&P MidCap 400, an unmanaged index of stocks in a broad range of industries with market capitalizations of a few billion or less. The performance of the S&P MidCap 400, unlike that of the Fund, reflects no deductions for fees, expenses or taxes. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 2.15%. However, Wright and WISDI have contractually agreed to waive a portion of its fees and/or reimburse certain expenses to limit total operating expense to 1.40%, which is in effect until April 30, 2011. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Returns greater than one year are annualized.

Industry Weightings					Ten Largest Stock Holdings

% of net assets @ 12/31/10					% of net assets @ 12/31/10

Retailing	11.1%		Consumer Services	1.8%	Cimarex Energy Co.	3.2%
Electronic Equipment & Instruments	8.7%		Household & Personal Products	1.8%	Fulton Financial Corp.	2.4%
Health Care Equipment & Services Materials	8.3 7.2	% %	Semiconductors & Semiconductor Equipment	1.8%	Jones Lang LaSalle, Inc. Lincare Holdings, Inc.	2.4 2.3	% %
Insurance	6.9%		Capital Goods	1.5%	F5 Networks, Inc.	2.2%
Software & Services	6.8%		Oil & Gas	1.2%	Lubrizol Corp.	2.1%
Energy	6.5%		Telecommunication Services	1.1%	Ross Stores, Inc.	2.0%
Industrial	5.7%		Commercial Services & Supplies	0.9%	Avnet, Inc.	1.7%
Real Estate	5.5%		Machinery	0.9%	Endo Pharmaceuticals Holdings, Inc.	1.7%
Banks	4.9%		Aerospace & Defense	0.8%	HCC Insurance Holdings, Inc.	1.7%
Utilities	4.7%		Food, Beverage & Tobacco	0.8%
Pharmaceuticals & Biotechnology	3.2%		Consumer Products	0.7%
Diversified Financials	2.0%		Communications Equipment	0.5%
Automobiles & Components	1.9%		Media	0.4%
Chemicals	1.8%		Education	0.3%

Performance Summaries (Unaudited)

Industry Weightings				Ten Largest Stock Holdings

% of net assets @ 12/31/10				% of net assets @ 12/31/10

Computers & Peripherals	12.4%	Telecommunication Services	2.9%	Apple, Inc.	5.0%
Energy	11.0%	Food & Staples Retailing	2.7%	International Business Machines Corp.	4.1%
Diversified Financials	9.1%	Household Durables	2.0%	Oracle Corp.	3.4%
Software & Services	8.0%	Utilities	1.6%	JPMorgan Chase & Co.	3.1%
Pharmaceuticals & Biotechnology	7.1%	Food, Beverage & Tobacco	1.5%	Chevron Corp.	3.0%
Media	5.1%	Consumer Durables & Apparel	1.3%	Freeport-McMoRan Copper & Gold, Inc.	2.9%
Insurance	4.9%	Industrial	1.0%	Hewlett-Packard Co.	2.7%
Health Care Equipment & Services	4.7%	Communications Equipment	0.8%	Wells Fargo & Co.	2.4%
Materials	4.7%	Technology Hardware & Equipment	0.8%	Microsoft Corp.	2.4%
Retailing	4.5%	Transportation	0.7%	National Oilwell Varco, Inc.	2.3%
Banks	4.3%	Automobiles & Components	0.6%
Capital Goods	3.4%	Hotels, Restaurants & Leisure	0.5%
Aerospace	3.3%	Semiconductors & Semiconductor Equipment	0.5%

Performance Summaries (Unaudited)

Country Weightings				Ten Largest Stock Holdings

% of net assets @ 12/31/10				% of net assets @ 12/31/10

United Kingdom	18.6%	Hong Kong	2.6%	BP PLC	3.6%
Japan	16.4%	Israel	2.3%	BASF SE	2.3%
France	8.7%	Netherlands	2.1%	Nestle SA	2.2%
Canada	8.5%	Sweden	1.6%	ITOCHU Corp.	2.0%
Switzerland	6.7%	Denmark	1.4%	Rio Tinto, Ltd.	2.0%
Germany	6.6%	Belgium	1.1%	Toronto-Dominion Bank	2.0%
Australia	6.2%	Norway	0.9%	AstraZeneca PLC	1.8%
Spain	4.2%	South Africa	0.6%	Mitsubishi Corp.	1.8%
China	4.0%	Finland	0.6%	Mitsui & Co., Ltd.	1.7%
Italy	2.8%	South Korea	0.5%	Swatch Group AG	1.7%
Singapore	2.7%

Performance Summaries (Unaudited)

WRIGHT TOTAL RETURN BOND FUND
Growth of $10,000 Invested 1/1/01 Through 12/31/10

Holdings by Sector		Five Largest Bond Holdings

% of net assets @ 12/31/10		% of net assets @ 12/31/10

Asset-Backed Securities	2.8%	U.S. Treasury Note	4.00%	08/15/18	5.9%
Convertible Bonds	0.8%	GNMA, Series 2010-44 NK	4.00%	10/20/37	3.3%
Corporate Bonds	42.8%	FNMA Pool #888366	7.00%	04/01/37	2.9%
Mortgage-Backed Securities	37.0%	U.S. Treasury Note	3.25%	06/30/16	2.7%
U.S. Treasuries	15.8%	FHLMC Series 2627, Class MW	5.00%	06/15/23	1.8%

Holdings by Credit Quality		Weighted Average Maturity	6.1 years
% of portfolio @ 12/31/10		@12/31/10

A	20%
Aa	4%
Aaa	12%
Baa	17%
<Baa	2%
Agency-Backed Securities	29%
U.S. Treasuries	16%

Performance Summaries (Unaudited)

Holdings by Sector			Five Largest Bond Holdings

% of net assets @ 12/31/10			% of net assets @ 12/31/10

			GNMA II Pool #004838	6.50%	10/20/40	3.9%
Mortgage-Backed Securities	96.9%		GNMA, Series 2010-23 DP	4.50%	10/20/37	3.8%
			GNMA II Pool #719213	6.50%	02/20/33	3.3%
			FNMA Pool #851655	6.00%	12/01/35	2.8%
			FHLMC Series 3413, Class B	5.50%	04/15/37	2.5%
Weighted Average Maturity

@ 12/31/10	4.3	Years

Fund Expenses (Unaudited)

Example:
As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including redemption fees (if applicable); and (2) ongoing costs including management fees; distribution or service fees; and other fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 – December 31, 2010).

Actual Expenses:
The first line of the tables shown on the following page provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:
The second line of the tables provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in your Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (if payable).  Therefore, the second line of the tables is useful in comparing ongoing costs only, and will help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses (Unaudited)

EQUITY FUNDS

Wright Selected Blue Chip Equities Fund

	Beginning Account Value (7/1/10)	Ending Account Value (12/31/10)	Expenses Paid During Period* (7/1/10-12/31/10)

Actual Fund Shares	$1,000.00	$1,260.64	$7.98

Hypothetical (5% return per year before expenses)
Fund Shares	$1,000.00	$1,018.15	$7.12

*Expenses are equal to the Fund’s annualized expense ratio of 1.40% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).  The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2010.

Wright Major Blue Chip Equities Fund

	Beginning Account Value (7/1/10)	Ending Account Value (12/31/10)	Expenses Paid During Period* (7/1/10-12/31/10)

Actual Fund Shares	$1,000.00	$1,229.04	$7.98

Hypothetical (5% return per year before expenses)
Fund Shares	$1,000.00	$1,018.05	$7.22

*Expenses are equal to the Fund’s annualized expense ratio of 1.42% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).  The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2010.

Wright International Blue Chip Equities Fund

	Beginning Account Value (7/1/10)	Ending Account Value (12/31/10)	Expenses Paid During Period* (7/1/10-12/31/10)

Actual Fund Shares	$1,000.00	$1,251.57	$10.56

Hypothetical (5% return per year before expenses)
Fund Shares	$1,000.00	$1,015.83	$9.45

*Expenses are equal to the Fund’s annualized expense ratio of 1.86% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).  The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2010.

FIXED INCOME FUNDS

Wright Total Return Bond Fund

	Beginning Account Value (7/1/10)	Ending Account Value (12/31/10)	Expenses Paid During Period* (7/1/10-12/31/10)

Actual Fund Shares	$1,000.00	$1,012.82	$4.72

Hypothetical (5% return per year before expenses)
Fund Shares	$1,000.00	$1,020.52	$4.74

*Expenses are equal to the Fund’s annualized expense ratio of 0.93% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).  The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2010.

Wright Current Income Fund

	Beginning Account Value (7/1/10)	Ending Account Value (12/31/10)	Expenses Paid During Period* (7/1/10-12/31/10)

Actual Fund Shares	$1,000.00	$1,010.40	$4.56

Hypothetical (5% return per year before expenses)
Fund Shares	$1,000.00	$1,020.67	$4.58

*Expenses are equal to the Fund’s annualized expense ratio of 0.90% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).  The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2010.

Wright Selected Blue Chip Equities Fund (WSBC)
Portfolio of Investments - As of December 31, 2010

Shares	Value

EQUITY INTERESTS - 99.7%

AEROSPACE & DEFENSE - 0.8%
BE Aerospace, Inc.*	6,395	$236,807

AUTOMOBILES & COMPONENTS - 1.9%
Advance Auto Parts, Inc.	5,935	$392,600
Oshkosh Corp.*	4,495	158,404
		$551,004

BANKS - 4.9%
Commerce Bancshares, Inc.	6,749	$268,138
Fulton Financial Corp.	65,710	679,441
SVB Financial Group*	8,220	436,071
		$1,383,650

CAPITAL GOODS - 1.5%
SPX Corp.	5,860	$418,931

CHEMICALS - 1.8%
Albemarle Corp.	2,360	$131,641
Ashland, Inc.	4,200	213,612
Cytec Industries, Inc.	2,965	157,323
		$502,576

COMMERCIAL SERVICES & SUPPLIES - 0.9%
Global Payments, Inc.	5,780	$267,094

COMMUNICATIONS EQUIPMENT - 0.5%
RF Micro Devices, Inc.*	19,955	$146,669

CONSUMER PRODUCTS - 0.7%
Mohawk Industries, Inc.*	3,655	$207,458

CONSUMER SERVICES - 1.8%
Panera Bread Co. - Class A*	2,370	$239,868
WMS Industries, Inc.*	5,860	265,106
		$504,974

DIVERSIFIED FINANCIALS - 2.0%
Affiliated Managers Group, Inc.*	3,370	$334,372
Raymond James Financial, Inc.	5,402	176,645
SEI Investments Co.	2,660	63,281
		$574,298

EDUCATION - 0.3%
ITT Educational Services, Inc.*	1,150	$73,243

ELECTRONIC EQUIPMENT & INSTRUMENTS - 8.7%
Arrow Electronics, Inc.*	13,080	$447,990
Avnet, Inc.*	14,995	495,285
Hubbell, Inc. - Class B	5,935	356,871
Pentair, Inc.	4,640	169,406
Rovi Corp.*	1,825	113,168
Synopsys, Inc.*	2,715	73,061
Tech Data Corp.*	3,195	140,644
Vishay Intertechnology, Inc.*	26,230	385,056
Woodward Governor Co.	7,385	277,381

		$2,458,862

	Shares	Value

ENERGY - 6.5%
Cimarex Energy Co.	10,410	$921,597
Energen Corp.	9,135	440,855
Oceaneering International, Inc.*	6,545	481,909
		$1,844,361

FOOD, BEVERAGE & TOBACCO - 0.8%
Ralcorp Holdings, Inc.*	3,580	$232,736

HEALTH CARE EQUIPMENT & SERVICES - 8.3%
Community Health Systems, Inc.*	3,730	$139,390
Health Management Associates, Inc. - Class A*	22,740	216,940
Henry Schein, Inc.*	1,595	97,917
Kinetic Concepts, Inc.*	6,240	261,331
LifePoint Hospitals, Inc.*	8,145	299,329
Lincare Holdings, Inc.	23,905	641,371
Mednax, Inc.*	2,285	153,758
Owens & Minor, Inc.	4,750	139,793
Service Corp. International	14,985	123,626
STERIS Corp.	3,655	133,261
Universal Health Services, Inc. - Class B	3,270	141,983
		$2,348,699

HOUSEHOLD & PERSONAL PRODUCTS - 1.8%
Church & Dwight Co., Inc.	3,425	$236,394
Tupperware Brands Corp.	5,935	282,921
		$519,315

INDUSTRIAL - 5.7%
Carlisle Cos., Inc.	11,165	$443,697
Energizer Holdings, Inc.*	2,490	181,521
Joy Global, Inc.	5,410	469,318
Kansas City Southern*	6,670	319,226
Timken Co.	4,000	190,920
		$1,604,682

INSURANCE - 6.9%
American Financial Group, Inc.	6,800	$219,572
Everest Re Group, Ltd.	1,385	117,476
HCC Insurance Holdings, Inc.	16,670	482,430
Protective Life Corp.	5,860	156,110
Reinsurance Group of America, Inc.	3,430	184,225
StanCorp Financial Group, Inc.	8,450	381,433
WR Berkley Corp.	15,067	412,535
		$1,953,781

MACHINERY - 0.9%
Regal-Beloit Corp.	3,805	$254,022

MATERIALS - 7.2%
Crane Co.	3,955	$162,432
Lubrizol Corp.	5,515	589,443
Packaging Corp. of America	3,270	84,497
Reliance Steel & Aluminum Co.	3,655	186,771
Steel Dynamics, Inc.	7,615	139,355
Temple-Inland, Inc.	8,535	181,283
Thomas & Betts Corp.*	9,585	462,955
Valspar Corp.	6,715	231,533

		$2,038,269

See notes to financial statements                                       16

Wright Selected Blue Chip Equities Fund (WSBC)
Portfolio of Investments - As of December 31, 2010

	Shares	Value

MEDIA - 0.4%
Harte-Hanks, Inc.	7,675	$98,010

OIL & GAS - 1.2%
Newfield Exploration Co.*	3,095	$223,180
Southern Union Co.	4,640	111,685
		$334,865

PHARMACEUTICALS & BIOTECHNOLOGY - 3.2%
Endo Pharmaceuticals Holdings, Inc.*	13,625	$486,549
Medicis Pharmaceutical Corp. - Class A	7,155	191,682
Perrigo Co.	3,770	238,754
		$916,985

REAL ESTATE - 5.5%
Hospitality Properties Trust (REIT)	15,000	$345,600
Jones Lang LaSalle, Inc.	8,090	678,913
Rayonier, Inc. (REIT)	5,860	307,767
UDR, Inc. (REIT)	9,106	214,173
		$1,546,453

RETAILING - 11.1%
Aeropostale, Inc.*	13,675	$336,952
American Eagle Outfitters, Inc.	14,000	204,820
Chico's FAS, Inc.	6,670	80,240
Dick's Sporting Goods, Inc.*	6,845	256,688
Dollar Tree, Inc.*	5,182	290,607
Dress Barn, Inc. (The)*	3,300	87,186
Foot Locker, Inc.	9,895	194,140
Guess?, Inc.	4,035	190,936
PetSmart, Inc.	3,270	130,211
Phillips-Van Heusen Corp.	4,335	273,148
Rent-A-Center, Inc.	7,695	248,395
Ross Stores, Inc.	8,810	557,232
Williams-Sonoma, Inc.	8,450	301,581
		$3,152,136

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.8%
Fairchild Semiconductor International, Inc.*	9,260	$144,548
Lam Research Corp.*	7,115	368,415
		$512,963

Shares	Value

SOFTWARE & SERVICES - 6.8%
Acxiom Corp.*	16,675	$285,976
F5 Networks, Inc.*	4,745	617,609
Factset Research Systems, Inc.	1,000	93,760
Ingram Micro, Inc.* - Class A	12,405	236,812
Parametric Technology Corp.*	15,150	341,330
ValueClick, Inc.*	22,145	354,984
		$1,930,471

TELECOMMUNICATION SERVICES - 1.1%
Syniverse Holdings, Inc.*	10,350	$319,297

UTILITIES - 4.7%
DPL, Inc.	17,735	$455,967
MDU Resources Group, Inc.	11,208	227,186
Oneok, Inc.	7,110	394,392
UGI Corp.	8,395	265,114
		$1,342,659

TOTAL EQUITY INTERESTS - 99.7% (identified cost, $23,233,088)	$28,275,270

SHORT-TERM INVESTMENTS - 22.0%
Fidelity Government Money Market Fund, 0.01% (1)	6,257,103	$6,257,103

TOTAL SHORT-TERM INVESTMENTS - 22.0% (identified cost, $6,257,103)	$6,257,103

TOTAL INVESTMENTS — 121.7% (identified cost, $29,490,191)	$34,532,373

LIABILITIES, IN EXCESS OF OTHER ASSETS — (21.7)%	(6,161,918)

NET ASSETS — 100.0%	$28,370,455

REIT — Real Estate Investment Trust

*	Non-income producing security.
(1)	Variable rate security. Rate presented is as of December 31, 2010.

See notes to financial statements                                       17

Wright Selected Blue Chip Equities Fund (WSBC)

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2010

ASSETS:
Investments, at value
(identified cost $29,490,191) (Note 1A)	$34,532,373
Receivable for fund shares sold	645,386
Dividends receivable	15,877
Prepaid expenses and other assets	14,190
Total assets	$35,207,826

LIABILITIES:
Payable for fund shares reacquired	$1,360
Investment securities purchased	6,820,252
Accrued expenses and other liabilities	15,759
Total liabilities	$6,837,371

NET ASSETS	$28,370,455

NET ASSETS CONSIST OF:
Paid-in capital	$24,323,381
Accumulated net realized loss on investments	(995,108)
Unrealized appreciation on investments	5,042,182
Net assets applicable to outstanding shares	$28,370,455

SHARES OF BENEFICIAL INTEREST OUTSTANDING AT $0.000 PAR VALUE (UNLIMITED SHARES AUTHORIZED)	2,727,894

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST	$10.40

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

INVESTMENT INCOME (Note 1C)
Dividend income	$218,271
Total investment income	$218,271

Expenses –
Investment adviser fee (Note 3)	$112,869
Administrator fee (Note 3)	22,574
Trustee expense (Note 3)	15,450
Custodian fee	1,888
Accountant fees	37,515
Distribution expenses (Note 4)	47,029
Transfer agent fees	37,679
Printing	114
Shareholder communications	4,896
Audit services	33,159
Legal services	8,945
Registration costs	9,521
Interest expense (Note 8)	54
Miscellaneous	5,066
Total expenses	$336,759

Deduct –
Waiver and/or reimbursement by the principal underwriter and/or investment adviser (Note 4)	$(73,344)

Net expenses	$263,415

Net investment loss	$(45,144)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions	$1,233,621
Net change in unrealized appreciation on investments	2,909,492
Net realized and unrealized gain on investments	$4,143,113

Net increase in net assets from operations	$4,097,969

See notes to financial statements                                       18

Wright Selected Blue Chip Equities Fund (WSBC)

	Year Ended

STATEMENTS OF CHANGES IN NET ASSETS	December 31, 2010	December 31, 2009

INCREASE (DECREASE) IN NET ASSETS:
From operations –
Net investment income (loss)	$(45,144)	$21,795
Net realized gain (loss) on investment transactions	1,233,621	(818,298)
Net change in unrealized appreciation on investments	2,909,492	5,533,574
Net increase in net assets from operations	$4,097,969	$4,737,071

Distributions to shareholders (Note 2)
From net investment income	$(17,380)	$-

Total distributions	$(17,380)	$-

Net increase (decrease) in net assets resulting from fund share transactions (Note 6)	$7,526,879	$(1,337,892)

Net increase in net assets	$11,607,468	$3,399,179

NET ASSETS:
At begining of year	16,762,987	13,363,808
At end of year	$28,370,455	$16,762,987

UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET ASSETS AT END OF YEAR	$-	$17,152

See notes to financial statements                                       19

Wright Selected Blue Chip Equities Fund (WSBC)

	Year Ended December 31,

FINANCIAL HIGHLIGHTS	2010	2009	2008	2007	2006

Net asset value, beginning of year	$8.400 (1)	$6.060	$11.100	$12.270	$13.030

Income (loss) from investment operations:
Net investment income (loss) (2)	(0.022)	0.011	(0.013)	(0.013)	(0.034)
Net realized and unrealized gain (loss)	2.030	2.329 (1)	(4.121)	1.340	0.529

Total income (loss) from investment operations	2.008	2.340 (1)	(4.134)	1.327	0.495

Less distributions:
From net investment income	(0.008)	—	—	(0.016)	—
From net realized gains	—	—	(0.906)	(2.481)	(1.255)

Total distributions	(0.008)	—	(0.906)	(2.497)	(1.255)

Net asset value, end of year	$10.400	$8.400 (1)	$6.060	$11.100	$12.270

Total Return(3)	23.93%	38.61%	(39.81)%	11.59%	3.77%

Ratios/Supplemental Data(4):
Net assets, end of year (000 omitted)	$28,370	$16,763	$13,364	$23,923	$38,352
Ratios (As a percentage of average daily net assets):
Net expenses	1.40%	1.36%	1.26%	1.26%	1.26%
Net expenses after custodian fee reduction	N/A	1.36%	1.25%	1.25%	1.25%
Net investment income (loss)	(0.24)%	0.15%	(0.15)%	(0.10)%	(0.27)%
Portfolio turnover rate	60%	41%	72%	67%	66%

(1)	Previously reported amount has been changed by 0.002 to reflect rounding consistencies.
(2)	Computed using average shares outstanding.
(3)
Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(4)
For the years ended December 31, 2010, 2009, 2008, 2007 and 2006, the operating expenses of the Fund were reduced by a waiver of fees and/or allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, expenses and net investment loss ratios would have been as follows:

	2010	2009	2008	2007	2006

Ratios (As a percentage of average daily net assets):
Gross expenses	1.79%	2.15%	1.90%	1.66%	1.46%

Gross expenses after custodian fee reduction	N/A	2.15%	1.89%	1.66%	1.44%

Net investment loss	(0.63)%	(0.64)%	(0.79)%	(0.51)%	(0.46)%

See notes to financial statements                                                                                                                                                          20

Wright Major Blue Chip Equities Fund (WMBC) Portfolio of Investments - As of December 31, 2010

Shares	Value

EQUITY INTERESTS - 99.4%

AEROSPACE – 3.3%
General Dynamics Corp.	3,490	$247,650
Honeywell International, Inc.	4,055	215,564
Raytheon Co.	2,500	115,850
United Technologies Corp.	1,690	133,037
		$712,101

AUTOMOBILES & COMPONENTS – 0.6%
Ford Motor Co.*	3,650	$61,284
Johnson Controls, Inc.	1,985	75,827
		$137,111

BANKS – 4.3%
Bank of America Corp.	16,085	$214,574
US Bancorp	7,295	196,746
Wells Fargo & Co.	16,825	521,407
		$932,727

CAPITAL GOODS – 3.4%
3M Co.	2,855	$246,386
General Electric Co.	26,265	480,387
		$726,773

COMMUNICATIONS EQUIPMENT – 0.8%
Harris Corp.	1,115	$50,510
L-3 Communications Holdings, Inc.	1,590	112,079
		$162,589

COMPUTERS & PERIPHERALS – 12.4%
Apple, Inc.*	3,335	$1,075,738
Hewlett-Packard Co.	14,075	592,557
International Business Machines Corp.	6,025	884,229
Western Digital Corp.*	4,195	142,211
		$2,694,735

CONSUMER DURABLES & APPAREL – 1.3%
Coach, Inc.	5,245	$290,101

DIVERSIFIED FINANCIALS – 9.1%
American Express Co.	5,520	$236,918
Citigroup, Inc.*	58,715	277,722
Fiserv, Inc.*	1,465	85,790
Franklin Resources, Inc.	860	95,641
Goldman Sachs Group, Inc. (The)	2,315	389,291
JPMorgan Chase & Co.	15,800	670,236
NASDAQ OMX Group, Inc. (The)*	4,455	105,628
PNC Financial Services Group, Inc.	1,960	119,011
		$1,980,237

ENERGY – 11.0%
Apache Corp.	1,380	$164,537
Chevron Corp.	7,205	657,456
ConocoPhillips	4,870	331,647
Diamond Offshore Drilling, Inc.	4,695	313,955
Ensco PLC, ADR	4,080	217,791
National Oilwell Varco, Inc.	7,525	506,056
Peabody Energy Corp.	2,955	189,061
		$2,380,503

Shares	Value

FOOD & STAPLES RETAILING – 2.7%
CVS Caremark Corp.	6,985	$242,868
Walgreen Co.	3,920	152,723
Wal-Mart Stores, Inc.	1,905	102,737
Whole Foods Market, Inc.*	1,530	77,403
		$575,731

FOOD, BEVERAGE & TOBACCO – 1.5%
PepsiCo, Inc.	3,405	$222,449
Reynolds American, Inc.	3,090	100,796
		$323,245

HEALTH CARE EQUIPMENT & SERVICES – 4.7%
Aetna, Inc.	4,545	$138,668
CIGNA Corp.	1,860	68,188
Coventry Health Care, Inc.*	3,730	98,472
Express Scripts, Inc.*	4,920	265,926
Humana, Inc.*	1,065	58,298
Medtronic, Inc.	5,725	212,340
UnitedHealth Group, Inc.	5,085	183,619
		$1,025,511

HOTELS, RESTAURANTS & LEISURE – 0.5%
Wyndham Worldwide Corp.	3,845	$115,196

HOUSEHOLD DURABLES – 2.0%
Procter & Gamble Co. (The)	6,755	$434,549

INDUSTRIAL – 1.0%
Cummins, Inc.	1,020	$112,210
Dover Corp.	1,625	94,982
		$207,192

INSURANCE – 4.9%
Aflac, Inc.	4,985	$281,303
Chubb Corp.	7,090	422,848
MetLife, Inc.	2,155	95,768
Prudential Financial, Inc.	1,775	104,210
Unum Group	6,940	168,087
		$1,072,216

MATERIALS – 4.7%
Cliffs Natural Resources, Inc.	1,340	$104,533
E.I. du Pont de Nemours & Co.	4,520	225,458
Freeport-McMoRan Copper & Gold, Inc.	5,175	621,466
PPG Industries, Inc.	775	65,154
		$1,016,611

MEDIA – 5.1%
Comcast Corp. – Class A	15,325	$336,690
DIRECTV – Class A*	8,240	329,023
News Corp. – Class A	14,100	205,296
Viacom, Inc. – Class B	5,945	235,482
		$1,106,491

PHARMACEUTICALS & BIOTECHNOLOGY – 7.1%
AmerisourceBergen Corp.	2,310	$78,817
Amgen, Inc.*	5,355	293,989
Eli Lilly & Co.	4,190	146,818

See notes to financial statements                                       21

Wright Major Blue Chip Equities Fund (WMBC) Portfolio of Investments - As of December 31, 2010

Shares	Value

PHARMACEUTICALS & BIOTECHNOLOGY – continued
Forest Laboratories, Inc.*	4015	$128,400
Johnson & Johnson	6,580	406,973
Pfizer, Inc.	27,630	483,801
		$1,538,798

RETAILING – 4.5%
Best Buy Co., Inc.	2,610	$89,497
Big Lots, Inc.*	2,725	83,004
Priceline.com, Inc.*	235	93,894
Ross Stores, Inc.	1,890	119,542
Starbucks Corp.	12,745	409,497
Target Corp.	1,380	82,979
TJX Cos., Inc.	2,105	93,441
		$971,854

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 0.5%
Intel Corp.	5,080	$106,832

SOFTWARE & SERVICES – 8.0%
Altera Corp.	3,880	$138,050
BMC Software, Inc.*	3,600	169,704
CA, Inc.	6,515	159,227
Microsoft Corp.	18,255	509,680
Oracle Corp.	23,845	746,348
		$1,723,009

TECHNOLOGY HARDWARE & EQUIPMENT – 0.8%
QUALCOMM, Inc.	3,570	$176,679

Shares	Value

TELECOMMUNICATION SERVICES – 2.9%
AT&T, Inc.	10,335	$303,642
Verizon Communications, Inc.	8,825	315,759
		$619,401

TRANSPORTATION – 0.7%
CSX Corp.	2,495	$161,202

UTILITIES – 1.6%
Constellation Energy Group, Inc.	4,230	$129,565
Oneok, Inc.	3,965	219,938
		$349,503

TOTAL EQUITY INTERESTS – 99.4% (identified cost, $19,807,704)	$21,540,897

TOTAL INVESTMENTS — 99.4% (identified cost, $19,807,704)	$21,540,897

OTHER ASSETS, IN EXCESS OF LIABILITIES — 0.6%	135,114

NET ASSETS — 100.0%	$21,676,011

ADR — American Depository Receipt
PLC — Public Limited Company

*	Non-income producing security.

See notes to financial statements                                       22

Wright Major Blue Chip Equities Fund (WMBC)

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2010

ASSETS:
Investments, at value
(identified cost $19,807,704) (Note 1A)	$21,540,897
Receivable for fund shares sold	31,422
Investment securities sold	290,903
Dividends receivable	13,382
Prepaid expenses and other assets	14,898
Total assets	$21,891,502

LIABILITIES:
Outstanding line of credit (Note 8)	$181,130
Payable for fund shares reacquired	19,876
Accrued expenses and other liabilities	14,485
Total liabilities	$215,491

NET ASSETS	$21,676,011

NET ASSETS CONSIST OF:
Paid-in capital	$27,997,360
Accumulated net realized loss on investments	(8,054,542)
Unrealized appreciation on investments	1,733,193
Net assets applicable to outstanding shares	$21,676,011

SHARES OF BENEFICIAL INTEREST OUTSTANDING AT $0.000 PAR VALUE (UNLIMITED SHARES AUTHORIZED)	1,769,678

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST	$12.25

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

INVESTMENT INCOME (Note 1C)
Dividend income	$426,232
Total investment income	$426,232

Expenses –
Investment adviser fee (Note 3)	$141,521
Administrator fee (Note 3)	28,304
Trustee expense (Note 3)	15,453
Custodian fee	4,960
Accountant fees	37,899
Distribution expenses (Note 4)	58,967
Transfer agent fees	34,238
Printing	143
Shareholder communications	5,930
Audit services	34,534
Legal services	10,106
Registration costs	10,592
Interest expense (Note 8)	3,237
Miscellaneous	9,294
Total expenses	$395,178

Deduct –
Waiver and/or reimbursement by the principal underwriter and/or investment adviser (Note 4)	$(61,727)

Net expenses	$333,451

Net investment income	$92,781

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions	$1,024,058
Net change in unrealized appreciation on investments	1,503,779
Net realized and unrealized gain on investments	$2,527,837

Net increase in net assets from operations	$2,620,618

See notes to financial statements                                                                                                                                                          23

Wright Major Blue Chip Equities Fund (WMBC)

	Year Ended

STATEMENTS OF CHANGES IN NET ASSETS	December 31, 2010	December 31, 2009

INCREASE (DECREASE) IN NET ASSETS:
From operations –
Net investment income	$92,781	$349,233
Net realized gain (loss) on investment transactions	1,024,058	(3,186,606)
Net change in unrealized appreciation on investments	1,503,779	8,788,094
Net increase in net assets from operations	$2,620,618	$5,950,721

Distributions to shareholders (Note 2)
From net investment income	$(94,651)	$(338,949)

Total distributions	$(94,651)	$(338,949)

Net decrease in net assets resulting from fund share transactions (Note 6)	$(8,187,311)	$(10,758,001)

Net decrease in net assets	$(5,661,344)	$(5,146,229)

NET ASSETS:
At beginning of year	27,337,355	32,483,584
At end of year	$21,676,011	$27,337,355

UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET ASSETS AT END OF YEAR	$-	$2,051

See notes to financial statements                                                                                                                                                          24

Wright Major Blue Chip Equities Fund (WMBC)

	Year Ended December 31,

FINANCIAL HIGHLIGHTS	2010	2009	2008	2007	2006

Net asset value, beginning of year	$10.870 (1)	$9.340	$14.520	$13.790	$12.420

Income (loss) from investment operations:
Net investment income (2)	0.044	0.099	0.104	0.091	0.062
Net realized and unrealized gain (loss)	1.389	1.564 (1)	(5.169)	0.728	1.374

Total income (loss) from investment operations	1.433	1.663 (1)	(5.065)	0.819	1.436

Less distributions:
From net investment income	(0.053)	(0.133)	(0.115)	(0.089)	(0.066)

Net asset value, end of year	$12.250	$10.870 (1)	$9.340	$14.520	$13.790

Total Return(3)	13.19%	17.83%	(34.85)%	5.96%	11.57%

Ratios/Supplemental Data(4):
Net assets, end of year (000 omitted)	$21,676	$27,337	$32,484	$57,750	$63,276
Ratios (As a percentage of average daily net assets):
Net expenses	1.41%	1.36%	1.26%	1.26%	1.26%
Net expenses after custodian fee reduction	N/A	1.36%	1.25%	1.25%	1.25%
Net investment income	0.39%	1.06%	0.86%	0.63%	0.48%
Portfolio turnover rate	68%	69%	58%	55%	97%

(1)	Previously reported amount has been changed by 0.002 to reflect rounding consistencies.
(2)	Computed using average shares outstanding.
(3)
  Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported.  Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(4)
  For the years ended December 31, 2010, 2009, 2008, 2007 and 2006, the operating expenses of the Fund were reduced by a waiver of fees and/or allocation of expenses to the principal underwriter and/or investment adviser.  Had such action not been undertaken, expenses and net investment income ratios would have been as follows:

	2010	2009	2008	2007	2006

Ratios (As a percentage of average daily net assets):
Gross expenses	1.68%	1.55%	1.37%	1.28%	1.28%

Gross expenses after custodian fee reduction	N/A	1.55%	1.36%	1.27%	1.27%

Net investment income	0.13%	0.86%	0.75%	0.61%	0.46%

See notes to financial statements                                                                                                                                                          25

Wright International Blue Chip Equities Fund (WIBC)
Portfolio of Investments - As of December 31, 2010

Shares	Value

EQUITY INTERESTS - 99.1%

AUSTRALIA - 6.2%
Australia & New Zealand Banking Group, Ltd.	15,831	$378,914
BHP Billiton, Ltd.	18,204	844,365
Commonwealth Bank of Australia	12,847	668,581
QBE Insurance Group, Ltd.	11,770	218,977
Rio Tinto, Ltd.	11,142	976,162
		$3,086,999

BELGIUM - 1.1%
Delhaize Group SA	7,712	$571,826

CANADA - 8.5%
Agrium, Inc.	2,763	$254,430
Bank of Nova Scotia	8,134	467,419
Canadian National Railway Co.	3,913	261,287
CGI Group, Inc. - Class A*	39,756	688,173
Power Financial Corp. (1)	10,272	317,676
Sino-Forest Corp.*	23,900	560,188
Teck Resources, Ltd. - Class B	7,944	493,997
Toronto-Dominion Bank (The)	13,147	982,403
Westshore Terminals Investment Corp.	10,328	238,854
		$4,264,427

CHINA - 4.0%
Baidu, Inc., ADR*	4,259	$411,121
China Petroleum & Chemical Corp., ADR (1)	2,497	238,938
China Railway Construction Corp., Ltd. - Class H*	167,500	201,682
CNinsure, Inc., ADR (1)	11,420	196,995
CNOOC, Ltd., ADR	1,197	285,329
ENN Energy Holdings, Ltd.	50,000	149,865
Foxconn International Holdings, Ltd.*	205,000	143,195
Guangshen Railway Co., Ltd. - Class H	618,000	243,268
Shandong Chenming Paper Holdings, Ltd. - Class H	143,000	113,316
		$1,983,709

DENMARK - 1.4%
Carlsberg A/S - Class B	6,907	$700,044

FINLAND - 0.6%
Nokian Renkaat OYJ	7,686	$283,041

FRANCE - 8.7%
AXA SA	9,708	$162,146
BNP Paribas	12,301	785,680
Bouygues SA	8,554	370,146
Cie Generale des Etablissements Michelin - Class B	8,213	591,675
France Telecom SA	15,627	326,940
PPR	916	146,235
Schneider Electric SA	2,278	342,278
Technip SA	3,199	296,551
Total SA	11,388	605,756
Vallourec SA	5,176	545,788

	Shares	Value

Vinci SA	2,896	$158,047

		$4,331,242

GERMANY - 6.6%
Adidas AG	3,638	$242,295
Allianz SE	1,782	214,131
BASF SE	14,153	1,147,612
Bayer AG	5,220	390,049
Deutsche Bank AG	8,937	472,162
Henkel AG & Co KGaA (Preferred Stock), 0.53%	2,966	187,479
Muenchener Rueckversicherungs AG - Class R	2,526	387,018
Siemens AG	2,095	263,744
		$3,304,490

HONG KONG - 2.6%
Cheung Kong Holdings, Ltd.	19,000	$293,054
Guangdong Investment, Ltd.	458,000	235,668
Techtronic Industries Co.	167,000	217,836
Texwinca Holdings, Ltd.	220,000	278,762
Xinyi Glass Holdings Co., Ltd.	314,000	258,514
		$1,283,834

ISRAEL - 2.3%
Bezeq Israeli Telecommunication Corp., Ltd.	99,234	$305,150
Check Point Software Technologies, Ltd.*	3,941	182,310
Partner Communications Co., Ltd., ADR	12,297	249,875
Teva Pharmaceutical Industries, Ltd., ADR	8,415	438,674
		$1,176,009

ITALY - 2.8%
Enel SpA	132,142	$670,774
ENI SpA (Azioni Ordinarie)	33,796	749,509
		$1,420,283

JAPAN - 16.4%
Aisin Seiki Co., Ltd.	4,500	$159,994
Astellas Pharma, Inc.	12,918	494,780
Daito Trust Construction Co., Ltd.	5,400	371,556
Honda Motor Co., Ltd.	4,000	159,147
ITOCHU Corp.	97,100	987,751
K's Holdings Corp.	6,300	172,224
Makita Corp.	12,200	501,250
Marubeni Corp.	78,000	551,172
Mitsubishi Corp.	32,500	884,031
Mitsui & Co., Ltd.	51,900	861,296
Mitsui OSK Lines, Ltd.	62,000	425,067
Nidec Corp.	1,200	121,922
Nippon Electric Glass Co., Ltd.	24,000	348,093
Nippon Telegraph & Telephone Corp.	6,900	313,807
Nitto Denko Corp.	3,900	184,609
Shimamura Co., Ltd.	2,900	270,240
Sumitomo Corp.	48,700	692,477
Sumitomo Electric Industries, Ltd.	12,000	167,512
Toyota Boshoku Corp.	9,000	159,604
USS Co., Ltd.	2,000	164,344
Yamada Denki Co., Ltd.	3,110	213,219
		$8,204,095

See notes to financial statements                                                                                                                                                         26

Wright International Blue Chip Equities Fund (WIBC)
Portfolio of Investments - As of December 31, 2010

Shares	Value

NETHERLANDS - 2.1%
Fugro NV	3,970	$327,546
Koninklijke Vopak NV	5,065	240,202
Royal Dutch Shell PLC - Class B	13,880	459,616
		$1,027,364

NORWAY - 0.9%
Telenor ASA	26,899	$442,794

SINGAPORE - 2.7%
Jardine Cycle & Carriage, Ltd.	27,000	$771,399
Oversea-Chinese Banking Corp., Ltd.	78,000	601,569
		$1,372,968

SOUTH AFRICA - 0.6%
Sasol, Ltd., ADR (1)	5,392	$280,654

SOUTH KOREA - 0.5%
POSCO, ADR	2,232	$240,364

SPAIN - 4.2%
Banco Bilbao Vizcaya Argentaria SA	25,022	$256,569
Banco Santander SA	44,426	477,704
Banco Santander SA, ADR	16,700	177,855
Construcciones y Auxiliar de Ferrocarriles SA	514	271,885
Mapfre SA	62,408	175,895
Telefonica SA	32,728	753,063
		$2,112,971

SWEDEN - 1.6%
Svenska Handelsbanken AB - Class A	18,818	$605,980
TeliaSonera AB	25,976	207,467
		$813,447

SWITZERLAND - 6.7%
Nestle SA	18,502	$1,093,732
Novartis AG	8,775	520,623
Roche Holding AG	2,012	297,616
Swatch Group AG (The)	1,893	851,895
Swiss Reinsurance Co., Ltd.	5,240	284,582
Zurich Financial Services AG (Inhaberktie)	1,133	296,287
		$3,344,735

UNITED KINGDOM - 18.6%
Anglo American PLC	5,861	$306,075
AstraZeneca PLC	19,616	897,399
Aviva PLC	83,504	513,801
Barclays PLC (Ordinary)	102,838	421,279
BHP Billiton PLC	20,260	809,179
BP PLC	244,792	1,784,261
British American Tobacco PLC	5,103	196,822
Carnival PLC	5,824	271,909
Centrica PLC	75,490	391,921
Ensco PLC, ADR	4,758	253,982
Eurasian Natural Resources Corp. PLC	32,620	535,230

	Shares	Value

Investec PLC	56,369	$465,100
Lloyds Banking Group PLC*	331,699	341,196
Man Group PLC	60,195	278,963
Sage Group PLC (The)	48,291	206,709
Standard Chartered PLC	6,506	175,762
Vedanta Resources PLC	4,868	191,835
Vodafone Group PLC	232,912	604,604
WPP PLC	23,476	290,183
Xstrata PLC	15,100	355,920
		$9,292,130

TOTAL EQUITY INTERESTS - 99.1% (identified cost, $40,734,877)	$49,537,426

SHORT-TERM INVESTMENTS - 0.6%
Fidelity Government Money Market Fund, 0.01% (2)	313,017	$313,017

TOTAL SHORT-TERM INVESTMENTS - 0.6% (identified cost, $313,017)	$313,017

TOTAL INVESTMENTS — 99.7% (identified cost, $41,047,894)	$49,850,443

OTHER ASSETS, IN EXCESS OF LIABILITIES — 0.3%	143,482

NET ASSETS — 100.0%	$49,993,925

ADR — American Depository Receipt
PLC — Public Limited Company

*	Non-income producing security.
(1)	The security or a portion of the security is out on loan at December 31, 2010. Total loaned securities had a market value of $648,442 at December 31, 2010.
(2)	Variable rate security. Rate presented is as of December 31, 2010.

Portfolio Composition by Sector

% of portfolio at December 31, 2010
(unaudited)

Financials	22.2%
Industrials	16.8%
Materials	14.2%
Consumer Discretionary	11.1%
Energy	10.7%
Telecommunication Services	6.5%
Health Care	6.1%
Consumer Staples	5.5%
Information Technology	4.0%
Utilities	2.9%

See notes to financial statements                                                                                                                                                          27

Wright International Blue Chip Equities Fund (WIBC)

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2010

ASSETS:
Investments, at value
(identified cost $41,047,894) (Note 1A)	$49,850,443
Foreign currency, at value
(identified cost $6,938) (Note 1A)	7,062
Receivable for fund shares sold	21,084
Dividends receivable	34,852
Tax reclaims receivable	152,990
Prepaid expenses and other assets	17,349
Total assets	$50,083,780

LIABILITIES:
Payable for fund shares reacquired	$61,644
Accrued expenses and other liabilities	28,211
Total liabilities	$89,855

NET ASSETS	$49,993,925

NET ASSETS CONSIST OF:
Paid-in capital	$95,648,358
Accumulated net realized loss on investments and foreign currency	(54,479,846)
Undistributed net investment income	1,556
Unrealized appreciation on investments and foreign currency translations	8,823,857
Net assets applicable to outstanding shares	$49,993,925

SHARES OF BENEFICIAL INTEREST OUTSTANDING AT $0.000 PAR VALUE (UNLIMITED SHARES AUTHORIZED)	3,363,976

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST	$14.86

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

INVESTMENT INCOME (Note 1C)
Dividend income (net of foreign taxes $207,298)	$1,644,202
Income from securities lending (net)	35,241
Total investment income	$1,679,443

Expenses –
Investment adviser fee (Note 3)	$451,915
Administrator fee (Note 3)	96,031
Trustee expense (Note 3)	15,303
Custodian fee	55,199
Accountant fees	64,547
Distribution expenses (Note 4)	141,223
Transfer agent fees	60,075
Printing	259
Shareholder communications	9,885
Audit services	39,309
Legal services	25,582
Registration costs	10,050
Interest expense (Note 8)	3,823
Miscellaneous	18,507
Total expenses	$991,708

Deduct –
Waiver and/or reimbursement by the principal underwriter and/or investment adviser (Note 4)	$(9,278)

Net expenses	$982,430

Net investment income	$697,013

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) –
Investments	$1,276,104
Foreign currency transactions	(133,765)
Net realized gain (loss) on investments and foreign currency transactions	$1,142,339

Change in unrealized appreciation (depreciation) –
Investments	$(519,586)
Foreign currency translations	12,110
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	$(507,476)

Net realized and unrealized gain on investments and foreign currency	$634,863

Net increase in net assets from operations	$1,331,876

See notes to financial statements                                                                                                                                                          28

Wright International Blue Chip Equities Fund (WIBC)

Year Ended

STATEMENTS OF CHANGES IN NET ASSETS	December 31, 2010	December 31, 2009

INCREASE (DECREASE) IN NET ASSETS:
From operations –
Net investment income	$697,013	$1,117,967
Net realized gain (loss) on investments and foreign currency transactions	1,142,339	(19,779,893)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(507,476)	36,832,030
Net increase in net assets from operations	$1,331,876	$18,170,104

Distributions to shareholders (Note 2)
From net investment income	$(1,672,543)	$-

Total distributions	$(1,672,543)	$-

Net decrease in net assets resulting from fund share transactions (Note 6)	$(18,504,338)	$(16,476,708)

Net increase (decrease) in net assets	$(18,845,005)	$1,693,396

NET ASSETS:
At begining of year	68,838,930	67,145,534
At end of year	$49,993,925	$68,838,930

UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET ASSETS AT END OF YEAR	$1,556	$1,069,322

See notes to financial statements                                                                                                                                                          29

Wright International Blue Chip Equities Fund (WIBC)

	Year Ended December 31,

FINANCIAL HIGHLIGHTS	2010	2009	2008	2007	2006

Net asset value, beginning of year	$14.460 (1)	$10.810	$22.470	$22.830	$18.060

Income (loss) from investment operations:
Net investment income (2)	0.170	0.208	0.483	0.434	0.255
Net realized and unrealized gain (loss)	0.640	3.442 (1)	(11.002)	0.755	4.859

Total income (loss) from investment operations	0.810	3.650 (1)	(10.519)	1.189	5.114

Less distributions:
From net investment income	(0.410)	—	(0.575)	(0.491)	(0.320)
From net realized gains	—	—	(0.558)	(1.058)	(0.024)
Tax return of capital	—	—	(0.008)	—	—

Total distributions	(0.410)	—	(1.141)	(1.549)	(0.344)

Redemption Fees(2)	— (3)	—	—	—	—

Net asset value, end of year	$14.860	$14.460 (1)	$10.810	$22.470	$22.830

Total Return(4)	5.76%	33.77%	(47.74)%	5.50%	28.49%

Ratios/Supplemental Data(5):
Net assets, end of year (000 omitted)	$49,994	$68,839	$67,146	$183,608	$218,201
Ratios (As a percentage of average daily net assets):
Net expenses	1.74%	1.63%	1.54%	1.49%	1.46%
Net expenses after custodian fee reduction	N/A	1.63%	1.53%	1.47%	1.37%
Net investment income	1.23%	1.75%	2.71%	1.82%	1.26%
Portfolio turnover rate	92%	63%	82%	138%	116%

(1)	Previously reported amount has been changed by 0.001 to reflect rounding consistencies.
(2)	Computed using average shares outstanding.
(3)	Less than $0.001 per share.
(4)
Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported.  Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(5)
For the year ended December 31, 2010, the operating expenses of the Fund were reduced by a waiver of fees and/or allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, expenses and net investment income ratios would have been as follows:

	2010

Ratios (As a percentage of average daily net assets):
Gross expenses	1.76%

Net investment income	1.22%

.

See notes to financial statements                                                                                                                                                          30

Wright Managed Equity Trust
Notes to Financial Statements

1.	Significant Accounting Policies

Wright Selected Blue Chip Equities Fund (“WSBC”), Wright Major Blue Chip Equities Fund (“WMBC”), and Wright International Blue Chip Equities Fund (“WIBC”) (each a “Fund” and collectively, the “Funds”) (the Funds constituting Wright Managed Equity Trust (the “Trust”)), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Funds seek to provide total return consisting of price appreciation and current income.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. Investment Valuations – Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service. Investments in open-end mutual funds are valued at net asset value. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a third party pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges are monitored by the investment adviser and may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Funds in a manner that most fairly reflects the security’s value, or the amount that the Funds might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B. Investment Transactions – Investment transactions for financial statement purposes are accounted for on a trade date basis.  Realized gains and losses on investments sold are determined on the basis of identified cost.

C. Income – Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Funds are informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Funds’ understanding of applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium and accretion of discount.

D. Federal Taxes – Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Foreign taxes are provided for based on WIBC’s

Wright Managed Equity Trust
Notes to Financial Statements

understanding of the tax rules and rates that exist in the foreign markets in which it invests. At December 31, 2010, WSBC, WMBC and WIBC, for federal income tax purposes, had capital loss carryforwards of $961,631, $8,043,743 and $53,303,391, respectively, which will reduce each Fund’s taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders, which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryovers will expire as follows:

December 31,	WSBC	WMBC	WIBC

2011	$ -	$ 2,230,768	$ -
2016	-	875,589	18,605,975
2017	961,631	4,937,386	34,697,416

As of December 31, 2010, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Funds’ federal tax returns filed in the 3-year period ended December 31, 2010, remains subject to examination by the Internal Revenue Service.

E. Expenses – The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.

F. Foreign Currency Translation – Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments and foreign currency transactions. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G. Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H. Indemnifications – Under each Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds, and shareholders are indemnified against personal liability for the obligations of the Funds. Additionally, in the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

2. Distributions to Shareholders

It is the present policy of the Trust to make annual distributions of all or substantially all of the net investment income of the Funds and to distribute annually all or substantially all of the net realized capital gains (reduced by available capital loss carryforwards from prior years, if any) of the Funds. Distributions to shareholders are recorded on the ex-dividend date. Shareholders may reinvest income and capital gain distributions in additional shares of the same Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. GAAP requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

Wright Managed Equity Trust
Notes to Financial Statements

The tax character of distributions paid for the year ended December 31, 2010, and December 31, 2009, was as follows:

Year Ended 12/31/10	WSBC	WMBC	WIBC

Distributions declared from:
Ordinary income	$17,380	$94,651	$1,672,543

Year Ended 12/31/09	WSBC	WMBC	WIBC

Distributions declared from:
Ordinary income	$-	$338,949	$-

During the year ended December 31, 2010, the following amounts were reclassified due to differences between book and tax accounting, primarily for net operating losses, foreign currency gain (loss), distributions from real estate investment trusts, passive foreign investment company transactions and expiring capital loss carryovers.

Increase (decrease):	WSBC	WMBC	WIBC

Paid-in capital	$(50,187)	$(11,716,453)	$-
Accumulated net realized gain (loss)	4,815	11,716,634	92,236
Accumulated undistributed net investment income (loss)	45,372	(181)	(92,236)

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	WSBC	WMBC	WIBC

Undistributed ordinary income	$-	$-	$107,024
Capital loss carryforward and post October losses	(961,631)	(8,043,743)	(53,303,391)
Net unrealized appreciation	5,008,705	1,722,394	7,541,934

The difference between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales and passive foreign investment company transactions.

3. Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Wright Investor Services, Inc. (“Wright”) as compensation for investment advisory services rendered to the Funds. The fees are computed at annual rates of the Funds' average daily net assets as noted below, and are payable monthly.

Annual Advisory Fee Rates

Fund	Under $100 Million	$100 Million to $250 Million	$250 Million to $500 Million	$500 Million to $1 Billion	Over $1 Billion

WSBC	0.60%	0.57%	0.54%	0.50%	0.45%
WMBC	0.60%	0.57%	0.54%	0.50%	0.45%
WIBC	0.80%	0.78%	0.76%	0.72%	0.67%

Wright Managed Equity Trust
Notes to Financial Statements
For the year ended December 31, 2010, the fee and the effective annual rate, as a percentage of average daily net assets for each of the Funds were as follows:

Fund	Investment Adviser Fee	Effective Annual Rate

WSBC	$ 112,869	0.60%
WMBC	141,521	0.60%
WIBC	451,915	0.80%

The administrator fee is earned by Wright for administering the business affairs of each Fund.  The fee is computed at an annual rate of 0.17% of WIBC’s average daily net assets up to $100 million and 0.07% of average daily net assets over $100 million. The fee is computed at an annual rate of 0.12% of WSBC’s and WMBC’s average daily net assets up to $100 million and 0.07% of average daily net assets over $100 million. Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) serves as sub-administrator of the Funds to perform certain services of the administrator as may be agreed upon between the administrator and sub-administrator.  The sub-administration fee is paid by Wright.

For the year ended December 31, 2010, the administrator fee for WSBC, WMBC and WIBC amounted to $22,574, $28,304 and $96,031, respectively.

Certain Trustees and officers of the Trust are Trustees or officers of the above organizations and/or of the Funds’ principal underwriter. Except as to Trustees of the Trust who are not employees of Atlantic or Wright, Trustees and officers receive remuneration for their services to the Trust out of the fees paid to Atlantic and Wright.  The Trustees are compensated by the Fund Complex as a whole, rather than on a per Trust or per Fund basis.  Quarterly retainer fees are paid in the amount of $4,000 to the Lead Trustee, $3,500 to the Secretary of Independent Trustees, and $3,000 each to the remaining Trustees.  In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended.  Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings.  The amount of Trustees’ fees attributable to each Fund is disclosed in the Statement of Operations.

4. Distribution and Service Plans

The Trust has in effect a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act. The Plan provides that each Fund will pay Wright Investors’ Service Distributors, Inc. (“WISDI”), the principal underwriter, a wholly-owned subsidiary of The Winthrop Corporation and an affiliate of Wright, a distribution fee of 0.25% of the average daily net assets of each Fund for distribution services and facilities provided to the Funds by WISDI. Distribution fees paid or accrued to WISDI for the year ended December 31, 2010, for WSBC, WMBC and WIBC were $47,029, $58,967 and $141,223, respectively. In addition, the Trustees have adopted a service plan (the “Service Plan”) which allows the Funds to reimburse the principal underwriter for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of each Fund’s shares. The combined amount of service fees payable under the Service Plan and Rule 12b-1 distribution fees may not exceed 0.25% annually of each Fund’s average daily net assets. For the year ended December 31, 2010, the Funds did not accrue or pay any service fees.

Pursuant to an Expense Limitation Agreement, Wright and WISDI have agreed to waive all or a portion of their fees and reimburse expenses to the extent that total annual operating expenses exceed 1.40% of the average daily net assets of each of WSBC and WMBC and 1.85% of the average daily net assets of WIBC through April 30, 2011 (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business). Thereafter, the waiver and reimbursement may be changed or terminated at any time. Pursuant to this agreement, Wright waived and/or reimbursed investment adviser fees of $26,315 and

Wright Managed Equity Trust
Notes to Financial Statements

$13,093 for WSBC and WMBC, respectively.  WISDI waived distribution fees of $47,029, $48,634 and $9,278 for WSBC, WMBC and WIBC, respectively.

5. Investment Transactions

Purchases and sales of investments, other than short-term obligations, were as follows:

Year Ended December 31, 2010

	WSBC	WMBC	WIBC

Purchases	$ 18,735,431	$ 16,229,070	$ 51,680,915

Sales	$ 11,145,392	$ 24,314,603	$ 71,480,368

6. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended December 31, 2010		Year Ended December 31, 2009

	Shares	Amount	Shares	Amount

WSBC
Sold	1,241,263	$12,152,747	215,260	$1,502,588
Issued to shareholders in payment of distributions declared	1,655	14,572	-	-
Redemptions	(510,109)	(4,640,440)	(425,279)	(2,840,480)

Net increase (decrease)	732,809	$7,526,879	(210,019)	$(1,337,892)

WMBC
Sold	203,955	$2,262,037	893,986	$7,946,834
Issued to shareholders in payment of distributions declared	6,975	84,020	25,410	270,513
Redemptions	(956,638)	(10,533,368)	(1,883,001)	(18,975,348)

Net decrease	(745,708)	$(8,187,311)	(963,605)	$(10,758,001)

WIBC
Sold	444,936	$6,282,185	982,921	$11,778,461
Issued to shareholders in payment of distributions declared	89,482	1,264,509	-	-
Redemptions	(1,930,614)	(26,052,262)	(2,433,845)	(28,255,506)
Redemption fees	-	1,230	-	337

Net decrease	(1,396,196)	$(18,504,338)	(1,450,924)	$(16,476,708)

7. Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of the investment securities owned at December 31, 2010, as determined on a federal income tax basis, were as follows:

Wright Managed Equity Trust
Notes to Financial Statements

Year Ended December 31, 2010

	WSBC	WMBC	WIBC
Aggregate cost	$29,523,668	$19,818,503	$42,329,817

Gross unrealized appreciation	$5,277,170	$2,896,768	$9,299,267
Gross unrealized depreciation	(268,465)	(1,174,374)	(1,778,641)

Net unrealized appreciation	$5,008,705	$1,722,394	$7,520,626

8. Line of Credit

The Funds participate with other funds managed by Wright in a committed $10 million unsecured line of credit agreement with Union Bank of California, N.A. (“Union Bank”). The Funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions.  Interest is charged to each Fund based on its borrowings at an amount above the LIBOR rate. Because the line of credit is not available exclusively to each Fund, they may be unable to borrow some or all of the Funds’ requested amounts at any particular time. At December 31, 2010, WMBC had a balance outstanding pursuant to this line of credit of $181,130 at an interest rate of 1.26%.

The average borrowings and average interest rate (based on days with outstanding balances)  for the year ended December 31, 2010, were as follows:

	WSBC	WMBC	WIBC

Average borrowings	$119,432	$342,654	$656,608
Average interest rate	1.26%	1.28%	1.28%

9. Risks Associated With Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Funds, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

10. Securities Lending Agreement

WIBC has established a securities lending arrangement with Union Bank as securities lending agent in which WIBC lends portfolio securities to a broker in exchange for collateral consisting of cash in an amount at least equal to the market value of the securities on loan. Cash collateral may be invested in government securities. As of December 31, 2010, the collateral consisted of a repurchase agreement. WIBC earns interest on the amount invested in the portfolio, but it must pay to or receive from a broker a rebate fee, depending on the securities loaned, computed as a varying percentage of the collateral received. The broker fee and interest income earned is offset by the broker rebate fees paid of $49,284 for the year ended December 31, 2010. In the event of counterparty default, WIBC is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. WIBC bears risk in the event that invested collateral is not sufficient to meet obligations due on loans. WIBC has the right under the securities lending agreement to recover the securities from the borrower on demand. As of December 31, 2010, WIBC had $648,442 of total loaned securities with a collateral value of $671,660.

Wright Managed Equity Trust
Notes to Financial Statements

11. Fair Value Measurements

Under GAAP for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

   • Level 1 – quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2010, the inputs used in valuing each Fund’s investments, which are carried at value, were as follows:

WSBC

Asset Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Equity Interests	$28,275,270	$-	$-	$28,275,270
Short-Term Investments	-	6,257,103	-	6,257,103

Total Investments	$28,275,270	$6,257,103	$-	$34,532,373

WMBC

Asset Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Equity Interests	$21,540,897	$-	$-	$21,540,897

Total Investments	$21,540,897	$-	$-	$21,540,897

WIBC

Asset Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Equity Interests	$28,784,231	$20,753,195	$-	$49,537,426
Short-Term Investments	-	313,017	-	313,017

Total Investments	$28,784,231	$21,066,212	$-	$49,850,443

The Level 1 and Level 2 inputs displayed in these tables under Equity Interests are Common Stock.  Refer to each Fund’s Portfolio of Investments for a further breakout of each security by type.

Wright Managed Equity Trust
Notes to Financial Statements

12. Change in Independent Registered Public Accounting Firm

The Board of Trustees (the “Board”), with the approval and recommendation of the Audit Committee, selected BBD, LLP (“BBD”) to replace Deloitte & Touche, LLP (“D&T”), as the Funds’ independent registered public accounting firm for the Funds’ fiscal year ending December 31, 2010.  Throughout D&T’s tenure, including the Funds’ two most recent fiscal periods, the Funds had no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, and there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchanges Act of 1934.  With respect to the Funds, D&T’s audit opinions, including the past two fiscal periods, have not contained either an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.  Further, there were no disagreements between the Funds and D&T on accounting principles, financial statement disclosure or audit scope, which, if not resolved to the satisfaction of D&T would have caused D&T to make reference to the disagreement in D&T’s report.  During the last two fiscal years of the Funds, neither the Funds nor anyone on its behalf has consulted BBD on items concering the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on the Funds’ financial statements, or concerning the subject of a disagreement of the kind described in Item 304(a)(1)(iv) of Regulation S-K or reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

13. New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.”  ASU No. 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements.  Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required.  Management is currently evaluating the impact ASU No. 2010-06 will have on financial statement disclosures.

14. Review for Subsequent Events

In connection with the preparation of the financial statements of the Funds as of and for the year ended December 31, 2010, events and transactions subsequent to December 31, 2010, have been evaluated by the Funds’ management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

Wright Managed Equity Trust
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Wright Managed Equity Trust and the Shareholders of Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund, and Wright International Blue Chip Equities Fund:

We have audited the accompanying statements of assets and liabilities of Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund, and Wright International Blue Chip Equities Fund (the “Funds”), each a series of shares of beneficial interest in The Wright Managed Equity Trust, including the portfolios of investments, as of December 31, 2010, and the related statements of operations, the statements of changes in net assets and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 2009 and the financial highlights for each of the years in the four-year period ended December 31, 2009 were audited by other auditors whose report dated February 23, 2010, expressed an unqualified opinion on such financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund, and Wright International Blue Chip Equities Fund as of December 31, 2010, the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

    BBD, LLP

Philadelphia, Pennsylvania
February 15, 2011

Wright Managed Equity Trust
Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2011 showed the tax status of all distributions paid to your account in calendar year 2010.  Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds.  As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of a Fund’s fiscal year end regarding capital gain dividends, and the status of qualified dividend income for individuals, the dividends received deduction for corporations and the foreign tax credit.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of a fund’s dividend distribution that qualifies under tax law.  For the Wright Selected Blue Chip Equities Fund and Wright Major Blue Chip Equities Fund’s fiscal 2010 ordinary income dividend, 100.00% qualifies for the corporate dividends received deduction.

Qualified Dividend Income – Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund and Wright International Blue Chip Equities Fund designate 100.00%, 100.00% and 93.40%, respectively, for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

Wright Total Return Bond (WTRB)
Portfolio of Investments - As of December 31, 2010

Face Amount	Description	Coupon Rate	Maturity Date	Value

FIXED INCOME INVESTMENTS - 99.2%

ASSET-BACKED SECURITIES - 2.8%

$149,384	AEP Texas Central Transition Funding LLC, Series 2006-A, Class A2	4.980%		07/01/15	$156,343
310,000	Citibank Credit Card Issuance Trust, Series 2009-A1, Class A1	2.010%	(1)	03/17/14	315,619
170,000	Harley-Davidson Motorcycle Trust, Series 2009-1, Class A4	4.550%		01/15/17	178,815
195,000	PSE&G Transition Funding LLC, Series 2001-1, Class A7	6.750%		06/15/16	225,454

Total Asset-Backed Securities (identified cost, $839,727)	$876,231

COMMERCIAL MORTGAGE-BACKED SECURITIES - 6.9%

$275,000	Citigroup Commercial Mortgage Trust, Series 2004-C2, Class A5	4.733%		10/15/41	$290,021
330,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-C3, Class A5	3.936%		05/15/38	342,578
435,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-C3, Class A5	4.878%		01/15/42	454,081
300,000	LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A4	5.372%		09/15/39	321,388
315,000	Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A4	5.291%	(1)	01/12/44	338,719
310,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4	5.907%	(1)	06/12/46	339,649
90,528	Salomon Brothers Mortgage Securities VII, Inc., Series 2002-KEY2, Class A2	4.467%		03/18/36	92,743

Total Commercial Mortgage-Backed Securities (identified cost, $2,046,856)	$2,179,179

RESIDENTIAL MORTGAGE-BACKED SECURITIES - 0.2%

$68,484	Wells Fargo Mortgage Backed Securities Trust, Series 2004-K, Class 1A2	4.466%	(1)	07/25/34	$70,669

Total Residential Mortgage-Backed Securities (identified cost, $57,338)	$70,669

CONVERTIBLE BONDS - 0.8%

$130,000	NASDAQ OMX Group, Inc. (The)	2.500%	08/15/13	$129,350
125,000	National City Corp.	4.000%	02/01/11	125,781

Total Convertible Bonds (identified cost, $250,240)	$255,131

CORPORATE BONDS - 42.8%

AEROSPACE & DEFENSE - 0.2%
$60,000	L-3 Communications Corp.	5.875%		01/15/15	$61,425
AUTO MANUFACTURERS - 0.4%
$110,000	Daimler Finance North America, LLC	6.500%		11/15/13	$124,610
BANKS - 3.0%
$210,000	Deutsche Bank AG/London	5.375%		10/12/12	$225,789
155,000	Royal Bank of Scotland PLC (The)	3.950%		09/21/15	152,532
55,000	SunTrust Banks, Inc.	6.000%		09/11/17	57,839
100,000	Wachovia Corp., MTN, Series E	0.446%	(1)	03/01/12	100,011
110,000	Wells Fargo & Co.	4.375%		01/31/13	116,465
280,000	Westpac Banking Corp.	4.200%		02/27/15	294,154
CAPITAL GOODS - 1.0%
$65,000	Baldor Electric Co.	8.625%		02/15/17	$73,125
110,000	Honeywell International, Inc.	3.875%		02/15/14	116,900
110,000	PACCAR, Inc.	6.875%		02/15/14	126,266
CONSUMER DURABLES & APPAREL - 0.4%
$115,000	Hasbro, Inc.	6.125%		05/15/14	$124,821
CONSUMER SERVICES - 0.2%
$60,000	Brinker International, Inc.	5.750%		06/01/14	$63,109
DIVERSIFIED FINANCIALS - 7.9%
$135,000	American Express Credit Corp., Series C	7.300%		08/20/13	$152,218
55,000	Ameriprise Financial, Inc.	5.650%		11/15/15	61,013

See notes to financial statements                                       41

Wright Total Return Bond (WTRB)
Portfolio of Investments - As of December 31, 2010

Face Amount	Description	Coupon Rate		Maturity Date	Value

$65,000	BlackRock, Inc.	3.500%		12/10/14	$67,468
55,000	Capital One Financial Corp.	7.375%		05/23/14	62,634
260,000	Citigroup, Inc.	6.500%		08/19/13	285,669
160,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, MTN	2.125%		10/13/15	154,911
130,000	Credit Suisse USA, Inc.	0.539%	(1)	04/12/13	129,523
225,000	General Electric Capital Corp., MTN, Series A	6.750%		03/15/32	255,481
100,000	Goldman Sachs Group, Inc. (The)	0.903%	(1)	09/29/14	97,912
115,000	Goldman Sachs Group, Inc. (The)	6.150%		04/01/18	126,824
235,000	HSBC Finance Corp.	6.375%		10/15/11	245,037
70,000	Jefferies Group, Inc.	8.500%		07/15/19	80,161
110,000	JPMorgan Chase & Co.	6.300%		04/23/19	125,414
125,000	Merrill Lynch & Co., Inc.	6.050%		05/16/16	128,935
150,000	Moody's Corp.	5.500%		09/01/20	148,462
100,000	Morgan Stanley	5.300%		03/01/13	106,616
120,000	Nomura Holdings, Inc.	5.000%		03/04/15	125,228
130,000	TD Ameritrade Holding Corp.	4.150%		12/01/14	134,553
ENERGY - 2.4%
$205,000	Baker Hughes, Inc.	6.875%		01/15/29	$246,879
70,000	Cimarex Energy Co.	7.125%		05/01/17	72,975
35,000	Marathon Oil Corp.	6.500%		02/15/14	39,428
50,000	Newfield Exploration Co.	6.625%		04/15/16	51,625
50,000	ONEOK Partners LP	6.850%		10/15/37	55,795
60,000	Oneok, Inc.	5.200%		06/15/15	64,660
70,000	Peabody Energy Corp.	7.375%		11/01/16	78,050
50,000	Smith International, Inc.	9.750%		03/15/19	69,166
55,000	Valero Energy Corp.	9.375%		03/15/19	68,373
FOOD, BEVERAGE & TOBACCO - 2.7%
$60,000	Altria Group, Inc.	8.500%		11/10/13	$71,064
55,000	Altria Group, Inc.	9.700%		11/10/18	72,664
60,000	Anheuser-Busch Cos., Inc.	5.050%		10/15/16	65,072
115,000	Coca-Cola Co. (The)	3.625%		03/15/14	121,807
55,000	ConAgra Foods, Inc.	5.875%		04/15/14	60,937
150,000	Corn Products International, Inc.	4.625%		11/01/20	148,230
40,000	PepsiAmericas, Inc.	4.375%		02/15/14	43,293
100,000	PepsiCo, Inc.	7.900%		11/01/18	128,858
105,000	Philip Morris International, Inc.	6.875%		03/17/14	121,081
HEALTH CARE EQUIPMENT & SERVICES - 1.3%
$40,000	McKesson Corp.	6.500%		02/15/14	$44,971
100,000	Medtronic, Inc.	4.500%		03/15/14	108,627
55,000	UnitedHealth Group, Inc.	6.000%		02/15/18	62,525
145,000	WellPoint, Inc.	4.350%		08/15/20	144,150
55,000	Zimmer Holdings, Inc.	4.625%		11/30/19	56,575
HOUSEHOLD & PERSONAL PRODUCTS - 0.6%
$115,000	Avon Products, Inc.	5.625%		03/01/14	$127,521
60,000	Estee Lauder Cos., Inc. (The)	6.000%		05/15/37	64,981
INSURANCE - 4.5%
$100,000	ACE INA Holdings, Inc.	5.875%		06/15/14	$112,212
275,000	Loews Corp.	5.250%		03/15/16	298,538
125,000	MetLife, Inc.	5.000%		06/15/15	135,511
130,000	OneBeacon US Holdings, Inc.	5.875%		05/15/13	134,779
255,000	PartnerRe Finance B, LLC	5.500%		06/01/20	257,259
55,000	Principal Financial Group, Inc.	8.875%		05/15/19	69,302
130,000	Principal Life Income Funding Trusts, MTN	0.466%	(1)	11/08/13	128,615
50,000	Prudential Financial, Inc., MTN, Series D	7.375%		06/15/19	59,047
200,000	Travelers Cos., Inc. (The)	5.500%		12/01/15	224,734
MATERIALS - 1.0%
$120,000	Dow Chemical Co. (The)	7.375%		03/01/23	$134,024
100,000	Lubrizol Corp.	8.875%		02/01/19	126,036
55,000	Steel Dynamics, Inc.	7.375%		11/01/12	58,300
See notes to financial statements                                       42

Wright Total Return Bond (WTRB)
Portfolio of Investments - As of December 31, 2010

Face Amount	Description	Coupon Rate		Maturity Date	Value

MEDIA - 2.2%
$90,000	Comcast Cable Communications Holdings, Inc.	9.455%		11/15/22	$124,768
135,000	DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc.	7.625%		05/15/16	149,847
95,000	McGraw-Hill Cos., Inc. (The)	5.900%		11/15/17	102,974
50,000	Time Warner Cable, Inc.	8.250%		04/01/19	62,206
115,000	Time Warner Cos., Inc.	6.950%		01/15/28	129,775
120,000	Viacom, Inc.	4.375%		09/15/14	127,864
MINING - 0.5%
$80,000	Barrick Gold Financeco, LLC	6.125%		09/15/13	$89,592
50,000	Rio Tinto Finance USA, Ltd.	8.950%		05/01/14	60,581
MISCELLANEOUS MANUFACTURING - 0.2%
$55,000	Tyco International Finance SA	8.500%		01/15/19	$70,507
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.4%
$115,000	Wyeth	5.500%		02/01/14	$127,938
PIPELINES - 0.8%
$60,000	Spectra Energy Capital, LLC	5.650%		03/01/20	$63,852
170,000	TransCanada PipeLines, Ltd.	6.500%		08/15/18	200,969
RETAILING - 1.8%
$55,000	AutoZone, Inc.	5.750%		01/15/15	$60,573
135,000	Best Buy Co., Inc.	6.750%		07/15/13	149,421
140,000	CVS Caremark Corp.	4.750%		05/18/20	145,630
22,000	Ltd. Brands, Inc.	5.250%		11/01/14	22,880
55,000	NetFlix, Inc.	8.500%		11/15/17	62,150
120,000	Safeway, Inc.	5.000%		08/15/19	123,655
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.6%
$165,000	Applied Materials, Inc.	7.125%		10/15/17	$195,143
SOFTWARE & SERVICES - 3.6%
$140,000	Adobe Systems, Inc.	4.750%		02/01/20	$143,470
140,000	Computer Sciences Corp.	5.500%		03/15/13	149,777
140,000	Dun & Bradstreet Corp.	6.000%		04/01/13	152,600
145,000	Hewlett-Packard Co.	2.200%		12/01/15	142,970
145,000	Ingram Micro, Inc.	5.250%		09/01/17	146,943
105,000	International Business Machines Corp.	7.625%		10/15/18	133,866
120,000	Intuit, Inc.	5.400%		03/15/12	125,704
150,000	Symantec Corp.	4.200%		09/15/20	137,877
TECHNOLOGY HARDWARE & EQUIPMENT - 0.6%
$30,000	Dell, Inc.	5.625%		04/15/14	$33,153
140,000	Harris Corp.	5.000%		10/01/15	148,176
TELECOMMUNICATIONS - 2.3%
$155,000	BellSouth Corp.	6.000%		11/15/34	$154,869
70,000	British Telecommunications PLC	9.875%		12/15/30	93,534
105,000	Cellco Partnership / Verizon Wireless Capital, LLC	5.550%		02/01/14	115,867
145,000	Telefonica Emisiones SAU	4.949%		01/15/15	150,311
175,000	Verizon Global Funding Corp.	7.750%		12/01/30	217,701
TRANSPORTATION - 0.4%
$120,000	Burlington Northern Santa Fe, LLC	6.200%		08/15/36	$130,154
UTILITIES - 3.8%
$115,000	American Electric Power Co., Inc.	5.250%		06/01/15	$126,318
110,000	Consolidated Edison Co. of New York, Inc.	7.125%		12/01/18	136,228
90,000	Dominion Resources, Inc., Series E	6.300%		03/15/33	97,626
115,000	Duke Energy Indiana, Inc.	5.000%		09/15/13	124,887
80,000	Exelon Generation Co., LLC	5.200%		10/01/19	83,839
115,000	FPL Group Capital, Inc., Series D	7.300%	(1)	09/01/67	118,893

See notes to financial statements                                       43

Wright Total Return Bond (WTRB)
Portfolio of Investments - As of December 31, 2010

Face Amount	Description	Coupon Rate	Maturity Date	Value

$55,000	Hawaiian Electric Industries, Inc., MTN	6.141%	08/15/11	$56,728
50,000	Pacific Gas & Electric Co.	8.250%	10/15/18	65,061
138,000	PPL Energy Supply, LLC	6.300%	07/15/13	152,123
60,000	Public Service Electric & Gas Co., MTN	5.300%	05/01/18	67,216
100,000	Sempra Energy	6.000%	02/01/13	108,461
55,000	TransAlta Corp.	4.750%	01/15/15	58,227

Total Corporate Bonds (identified cost, $12,797,146)	$13,495,673

U.S. GOVERNMENT INTERESTS - 45.7%

AGENCY MORTGAGE-BACKED SECURITIES - 29.9%
$198,316	FHLMC Gold Pool #A32600	5.500%		05/01/35	$212,919
39,669	FHLMC Gold Pool #C01646	6.000%		09/01/33	43,602
21,921	FHLMC Gold Pool #C27663	7.000%		06/01/29	24,971
121,181	FHLMC Gold Pool #C47318	7.000%		09/01/29	140,051
196,303	FHLMC Gold Pool #C66878	6.500%		05/01/32	220,757
132,712	FHLMC Gold Pool #C91046	6.500%		05/01/27	147,233
36,148	FHLMC Gold Pool #D66753	6.000%		10/01/23	38,768
7,846	FHLMC Gold Pool #E00903	7.000%		10/01/15	8,547
209,935	FHLMC Gold Pool #G01035	6.000%		05/01/29	230,750
113,354	FHLMC Gold Pool #G02478	5.500%		12/01/36	121,170
155,376	FHLMC Gold Pool #H19018	6.500%		08/01/37	171,453
99,000	FHLMC Gold Pool #N30514	5.500%		11/01/28	104,959
296,912	FHLMC Gold Pool #P00024	7.000%		09/01/32	332,396
18,954	FHLMC Gold Pool #P50031	7.000%		08/01/18	21,252
46,768	FHLMC Gold Pool #P50064	7.000%		09/01/30	52,438
82,000	FHLMC Pool #1B1291	2.753%	(1)	11/01/33	85,402
279,977	FHLMC Pool #1G0233	3.027%	(1)	05/01/35	294,130
47,195	FHLMC Pool #781071	5.199%	(1)	11/01/33	50,235
45,110	FHLMC Pool #781804	5.065%	(1)	07/01/34	47,765
20,438	FHLMC Pool #781884	5.141%	(1)	08/01/34	21,648
56,118	FHLMC Pool #782862	5.035%	(1)	11/01/34	59,368
550,000	FHLMC Series 2627, Class MW	5.000%		06/15/23	583,077
235,193	FHLMC, Series 1983, Class Z	6.500%		12/15/23	262,160
171,209	FHLMC, Series 2044, Class PE	6.500%		04/15/28	175,888
101,343	FNMA Pool #253057	8.000%		12/01/29	117,012
14,932	FNMA Pool #254845	4.000%		07/01/13	15,353
15,080	FNMA Pool #254863	4.000%		08/01/13	15,758
22,758	FNMA Pool #479477	6.000%		01/01/29	25,074
19,890	FNMA Pool #489357	6.500%		03/01/29	22,367
17,570	FNMA Pool #535332	8.500%		04/01/30	20,409
34,000	FNMA Pool #545782	7.000%		07/01/32	38,758
25,155	FNMA Pool #597396	6.500%		09/01/31	28,289
95,246	FNMA Pool #621284	6.500%		12/01/31	107,110
44,645	FNMA Pool #725866	4.500%		09/01/34	46,105
112,058	FNMA Pool #738630	5.500%		11/01/33	120,805
311,386	FNMA Pool #745001	6.500%		09/01/35	349,203
197,574	FNMA Pool #745467	5.634%	(1)	04/01/36	210,951
369,307	FNMA Pool #745755	5.000%		12/01/35	390,194
154,414	FNMA Pool #747529	4.500%		10/01/33	159,707
513,049	FNMA Pool #781893	4.500%		11/01/31	532,392
49,174	FNMA Pool #809888	4.500%		03/01/35	50,767
800,814	FNMA Pool #888366	7.000%		04/01/37	907,637
348,483	FNMA Pool #888417	6.500%		01/01/36	391,894
58,834	FNMA Pool #906455	5.974%	(1)	01/01/37	63,127
84,097	GNMA I Pool #374892	7.000%		02/15/24	96,135
31,661	GNMA I Pool #376400	6.500%		02/15/24	35,957

See notes to financial statements                                       44

Wright Total Return Bond (WTRB)
Portfolio of Investments - As of December 31, 2010

Face Amount	Description	Coupon Rate	Maturity Date	Value

$43,143	GNMA I Pool #379982	7.000%	02/15/24	$49,319
162,021	GNMA I Pool #393347	7.500%	02/15/27	187,150
57,097	GNMA I Pool #410081	8.000%	08/15/25	67,474
33,887	GNMA I Pool #427199	7.000%	12/15/27	38,835
3,874	GNMA I Pool #436214	6.500%	02/15/13	4,230
37,526	GNMA I Pool #448490	7.500%	03/15/27	43,346
47,512	GNMA I Pool #458762	6.500%	01/15/28	53,949
48,418	GNMA I Pool #460726	6.500%	12/15/27	54,943
15,242	GNMA I Pool #488924	6.500%	11/15/28	17,308
12,659	GNMA I Pool #510706	8.000%	11/15/29	14,972
43,810	GNMA I Pool #581536	5.500%	06/15/33	47,602
105,333	GNMA II Pool #002630	6.500%	08/20/28	119,201
5,119	GNMA II Pool #002909	8.000%	04/20/30	6,064
13,011	GNMA II Pool #002972	7.500%	09/20/30	15,003
4,726	GNMA II Pool #002973	8.000%	09/20/30	5,580
47,131	GNMA II Pool #003095	6.500%	06/20/31	53,334
345,359	GNMA II Pool #004841	8.000%	08/20/31	401,732
1,011,715	GNMA, Series 2010-44 NK	4.000%	10/20/37	1,051,588

U.S. TREASURIES - 15.8%
$195,000	U.S. Treasury Bond	6.125%		11/15/27	$244,999
230,000	U.S. Treasury Note	0.750%		11/30/11	230,943
390,000	U.S. Treasury Note	1.750%		01/31/14	398,227
805,000	U.S. Treasury Note	3.250%		06/30/16	848,835
1,705,000	U.S. Treasury Note	4.000%		08/15/18	1,847,927
350,000	U.S. Treasury Note	3.750%		11/15/18	372,340
435,000	U.S. Treasury Strip	2.600-3.060%	(2)	11/15/19	324,943
445,000	U.S. Treasury Strip	4.310-4.470%	(2)	11/15/30	180,079
1,990,000	U.S. Treasury Strip	4.298-4.850%	(2)	08/15/39	537,925

Total U.S. Government Interests (identified cost, $14,152,932)	$14,413,791

TOTAL FIXED INCOME INVESTMENTS (identified cost, $30,144,239) — 99.2%	$31,290,674

SHORT-TERM INVESTMENTS - 0.2%

$59,184	Fidelity Government Money Market Fund, 0.01% (1)	$59,184

TOTAL SHORT-TERM INVESTMENTS (identified cost, $59,184) — 0.2%	$59,184

TOTAL INVESTMENTS (identified cost, $30,203,423) — 99.4%	$31,349,858

OTHER ASSETS, IN EXCESS OF LIABILITIES — 0.6%	180,337

NET ASSETS — 100.0%	$31,530,195

FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association
LLC — Limited Liability Company
LP — Limited Partnership
MTN — Medium Term Note
PLC — Public Limited Company

(1)	Variable rate security. Rate presented is as of December 31, 2010.
(2)	Rate presented is yield to maturity.

See notes to financial statements                                       45

Wright Total Return Bond (WTRB)

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2010

ASSETS:
Investments, at value
(identified cost $30,203,423) (Note 1A)	$31,349,858
Receivable for fund shares sold	736
Investment securities sold	17,463
Dividends and interest receivable	277,787
Tax reclaims receivable	364
Prepaid expenses and other assets	14,565
Total assets	$31,660,773

LIABILITIES:
Payable for fund shares reacquired	$74,899
Distributions payable	34,876
Accrued expenses and other liabilities	20,803
Total liabilities	$130,578

NET ASSETS	$31,530,195

NET ASSETS CONSIST OF:
Paid-in capital	$32,400,344
Accumulated net realized loss on investments	(2,016,584)
Unrealized appreciation on investments	1,146,435
Net assets applicable to outstanding shares	$31,530,195

SHARES OF BENEFICIAL INTEREST OUTSTANDING AT $0.000 PAR VALUE (UNLIMITED SHARES AUTHORIZED)	2,446,206

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST	$12.89

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

INVESTMENT INCOME (Note 1C)
Interest income (net of foreign taxes, $528)	$1,205,850
Dividend income	215
Total investment income	$1,206,065

Expenses –
Investment adviser fee (Note 3)	$128,908
Administrator fee (Note 3)	20,052
Trustee expense (Note 3)	21,948
Custodian fee	2,834
Accountant fees	38,309
Pricing	25,420
Distribution expenses (Note 4)	71,615
Transfer agent fees	31,983
Printing	149
Shareholder communications	7,225
Audit services	33,692
Legal services	12,980
Registration costs	11,191
Interest expense (Note 8)	12
Miscellaneous	2,586
Total expenses	$408,904

Deduct –
Waiver and/or reimbursement by the principal underwriter and/or investment adviser (Note 4)	$(171,569)

Net expenses	$237,335

Net investment income	$968,730

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions	$254,200
Net change in unrealized appreciation on investments	369,046
Net realized and unrealized gain on investments	$623,246

Net increase in net assets from operations	$1,591,976

See notes to financial statements                                       46

Wright Total Return Bond (WTRB)

	Year Ended

STATEMENTS OF CHANGES IN NET ASSETS	December 31, 2010	December 31, 2009

INCREASE (DECREASE) IN NET ASSETS:
From operations –
Net investment income	$968,730	$1,053,830
Net realized gain (loss) on investment transactions	254,200	(237,554)
Net change in unrealized appreciation on investments	369,046	1,465,401
Net increase in net assets from operations	$1,591,976	$2,281,677

Distributions to shareholders (Note 2)
From net investment income	$(1,108,572)	$(1,139,933)

Total distributions	$(1,108,572)	$(1,139,933)

Net increase in net assets resulting from fund share transactions (Note 6)	$6,490,580	$152,064

Net increase in net assets	$6,973,984	$1,293,808

NET ASSETS:
At begining of year	24,556,211	23,262,403
At end of year	$31,530,195	$24,556,211

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME INCLUDED IN NET ASSETS AT END OF YEAR	$-	$(18,955)

See notes to financial statements                                       47

Wright Total Return Bond (WTRB)

	Year Ended December 31,

FINANCIAL HIGHLIGHTS	2010	2009	2008	2007	2006

Net asset value, beginning of year	$12.620 (1)	$11.990	$12.390	$12.290	$12.430

Income (loss) from investment operations:
Net investment income (2)	0.437	0.558	0.573	0.558	0.483
Net realized and unrealized gain (loss)	0.336	0.676 (1)	(0.373)	0.115	(0.082)

Total income from investment operations	0.773	1.234 (1)	0.200	0.673	0.401

Less distributions:
From net investment income	(0.503)	(0.604)	(0.600)	(0.573)	(0.541)

Net asset value, end of year	$12.890	$12.620 (1)	$11.990	$12.390	$12.290

Total Return(3)	6.18%	10.53%	1.69%	5.64%	3.34%

Ratios/Supplemental Data(4):
Net assets, end of year (000 omitted)	$31,530	$24,556	$23,262	$24,989	$30,866
Ratios (As a percentage of average daily net assets):
Net expenses	0.83%	0.70%	0.71%	0.87%	0.99%
Net expenses after custodian fee reduction	N/A	0.70%	0.70%	0.85%	0.95%
Net investment income	3.38%	4.53%	4.73%	4.56%	3.96%
Portfolio turnover rate	119%	61%	125%	119%	90%

(1)	Previously reported amount has been changed by 0.004 to reflect rounding consistencies.
(2)	Computed using average shares outstanding.
(3)
Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported.  Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(4)
For the years ended December 31, 2010, 2009, 2008, 2007 and 2006, the operating expenses of the Fund were reduced by a waiver of fees and/or allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, expenses and net investment income ratios would have been as follows:

	2010	2009	2008	2007	2006

Ratios (As a percentage of average daily net assets):
Expenses	1.43%	1.55%	1.52%	1.41%	1.23%

Expenses after custodian fee reduction	N/A	1.55%	1.51%	1.38%	1.19%

Net investment income	2.78%	3.68%	3.93%	4.03%	3.72%

See notes to financial statements                                       48

Wright Current Income Fund (WCIF)
Portfolio of Investments - As of December 31, 2010

Face Amount	Description	Coupon Rate	Maturity Date	Value

FIXED INCOME INVESTMENTS - 96.9%

AGENCY MORTGAGE-BACKED SECURITIES - 96.9%
$26,327	FHLMC Gold Pool #C00548	7.000%	08/01/27	$29,943
76,209	FHLMC Gold Pool #C00778	7.000%	06/01/29	86,811
383,870	FHLMC Gold Pool #C91034	6.000%	06/01/27	416,112
52,297	FHLMC Gold Pool #D81642	7.500%	08/01/27	59,905
95,352	FHLMC Gold Pool #D82572	7.000%	09/01/27	108,450
39,303	FHLMC Gold Pool #E00678	6.500%	06/01/14	41,949
41,185	FHLMC Gold Pool #E00721	6.500%	07/01/14	43,994
50,861	FHLMC Gold Pool #E81704	8.500%	05/01/15	57,147
297,555	FHLMC Gold Pool #G02478	5.500%	12/01/36	318,070
517,190	FHLMC Gold Pool #G30412	6.000%	03/01/28	560,629
296,912	FHLMC Gold Pool #P00024	7.000%	09/01/32	332,397
289,449	FHLMC Gold Pool #P50019	7.000%	07/01/24	331,420
1,000,000	FHLMC Series 3413, Class B	5.500%	04/15/37	1,033,714
123,353	FHLMC, Series 2176, Class OJ	7.000%	08/15/29	142,159
80,281	FHLMC, Series 2201, Class C	8.000%	11/15/29	96,815
480,334	FHLMC, Series 2218, Class ZB	6.000%	03/15/30	529,956
168,846	FHLMC, Series 2259, Class ZM	7.000%	10/15/30	191,346
714,912	FHLMC, Series 2426 Class GJ	6.000%	03/15/32	783,612
200,000	FHLMC, Series 2963, Class DL	5.500%	02/15/31	209,404
226,691	FHLMC-GNMA Series 15, Class L	7.000%	07/25/23	238,920
81,529	FHLMC-GNMA Series 23, Class KZ	6.500%	11/25/23	91,691
148,966	FHLMC-GNMA Series 4, Class D	8.000%	12/25/22	172,803
572,720	FNMA Pool #252034	7.000%	09/01/28	657,136
50,642	FNMA Pool #535131	6.000%	03/01/29	55,795
218,883	FNMA Pool #673315	5.500%	11/01/32	235,694
958,142	FNMA Pool #725027	5.000%	11/01/33	1,013,530
60,320	FNMA Pool #733750	6.310%	10/01/32	67,311
345,026	FNMA Pool #735861	6.500%	09/01/33	388,007
623,960	FNMA Pool #745001	6.500%	09/01/35	699,738
160,423	FNMA Pool #745630	5.500%	01/01/29	173,346
179,861	FNMA Pool #801357	5.500%	08/01/34	193,675
211,197	FNMA Pool #813839	6.000%	11/01/34	232,688
1,044,311	FNMA Pool #851655	6.000%	12/01/35	1,145,684
136,914	FNMA Pool #871394	7.000%	04/01/21	149,314
223,372	FNMA Pool #888129	5.500%	02/01/37	239,550
158,476	FNMA Pool #888367	7.000%	03/01/37	179,616
176,829	FNMA, Series 2003-69 N	5.000%	07/25/33	187,015
227,195	FNMA, Series 2003-W3 2A5	5.356%	06/25/42	246,427
284,000	FNMA, Series 2005-68 BC	5.250%	06/25/35	309,981
354,191	FNMA, Series 2009-93 PD	4.500%	09/25/39	362,001
390,000	FNMA, Series 2009-96 DB	4.000%	11/25/29	379,623
637,760	FNMA, Series 2010-12 EY	4.000%	02/25/25	626,654
474,955	FNMA, Series G92-43 Z	7.500%	07/25/22	541,075
287,149	FNMA, Series G93-5 Z	6.500%	02/25/23	322,659
627	GNMA I Pool #176992	8.000%	11/15/16	633
983	GNMA I Pool #177784	8.000%	10/15/16	998
8,561	GNMA I Pool #192357	8.000%	04/15/17	8,697
1,872	GNMA I Pool #194287	9.500%	03/15/17	1,889
855	GNMA I Pool #196063	8.500%	03/15/17	975
1,009	GNMA I Pool #212601	8.500%	06/15/17	1,151
1,389	GNMA I Pool #220917	8.500%	04/15/17	1,584
3,498	GNMA I Pool #223348	10.000%	08/15/18	3,530
4,851	GNMA I Pool #228308	10.000%	01/15/19	5,593
See notes to financial statements                                       49

Wright Current Income Fund (WCIF)
Portfolio of Investments - As of December 31, 2010

Face Amount	Description	Coupon Rate	Maturity Date	Value

$2,228	GNMA I Pool #230223	9.500%	04/15/18	$2,247
3,202	GNMA I Pool #260999	9.500%	09/15/18	3,752
4,617	GNMA I Pool #263439	10.000%	02/15/19	4,659
1,231	GNMA I Pool #265267	9.500%	08/15/20	1,455
1,433	GNMA I Pool #266983	10.000%	02/15/19	1,668
687	GNMA I Pool #286556	9.000%	03/15/20	804
1,350	GNMA I Pool #301366	8.500%	06/15/21	1,558
4,043	GNMA I Pool #302933	8.500%	06/15/21	4,785
9,640	GNMA I Pool #308792	9.000%	07/15/21	11,343
1,676	GNMA I Pool #314222	8.500%	04/15/22	1,989
2,958	GNMA I Pool #315187	8.000%	06/15/22	3,469
7,821	GNMA I Pool #315754	8.000%	01/15/22	7,868
22,199	GNMA I Pool #319441	8.500%	04/15/22	24,681
6,439	GNMA I Pool #325165	8.000%	06/15/22	7,551
7,368	GNMA I Pool #335950	8.000%	10/15/22	8,327
108,353	GNMA I Pool #346987	7.000%	12/15/23	123,706
49,635	GNMA I Pool #352001	6.500%	12/15/23	56,262
18,390	GNMA I Pool #352110	7.000%	08/15/23	20,996
45,033	GNMA I Pool #368238	7.000%	12/15/23	51,414
32,534	GNMA I Pool #372379	8.000%	10/15/26	38,394
54,413	GNMA I Pool #396537	7.490%	03/15/25	62,800
40,765	GNMA I Pool #399726	7.490%	05/15/25	47,049
97,904	GNMA I Pool #399788	7.490%	09/15/25	112,994
27,677	GNMA I Pool #399958	7.490%	02/15/27	31,959
26,475	GNMA I Pool #399964	7.490%	04/15/26	30,542
46,599	GNMA I Pool #410215	7.500%	12/15/25	53,797
5,360	GNMA I Pool #414736	7.500%	11/15/25	6,188
23,276	GNMA I Pool #420707	7.000%	02/15/26	26,657
16,214	GNMA I Pool #421829	7.500%	04/15/26	18,710
9,472	GNMA I Pool #431036	8.000%	07/15/26	11,178
13,886	GNMA I Pool #431612	8.000%	11/15/26	16,387
4,709	GNMA I Pool #442190	8.000%	12/15/26	5,557
48,639	GNMA I Pool #448970	8.000%	08/15/27	57,487
12,924	GNMA I Pool #449176	6.500%	07/15/28	14,676
21,419	GNMA I Pool #462623	6.500%	03/15/28	24,321
135,420	GNMA I Pool #471369	5.500%	05/15/33	147,142
8,364	GNMA I Pool #475149	6.500%	05/15/13	9,132
289,339	GNMA I Pool #487108	6.000%	04/15/29	319,506
131,716	GNMA I Pool #489377	6.375%	03/15/29	148,493
434,114	GNMA I Pool #503405	6.500%	04/15/29	492,931
136,132	GNMA I Pool #509930	5.500%	06/15/29	148,250
278,513	GNMA I Pool #509965	5.500%	06/15/29	303,304
35,895	GNMA I Pool #524811	6.375%	09/15/29	40,467
15,785	GNMA I Pool #538314	7.000%	02/15/32	18,091
137,639	GNMA I Pool #595606	6.000%	11/15/32	151,989
16,431	GNMA I Pool #602377	4.500%	06/15/18	17,492
829,731	GNMA I Pool #603328	5.500%	12/15/32	901,810
21,136	GNMA I Pool #603377	4.500%	01/15/18	22,500
123,361	GNMA I Pool #616829	5.500%	01/15/25	134,694
116,882	GNMA I Pool #623190	6.000%	12/15/23	128,863
454,427	GNMA I Pool #624600	6.150%	01/15/34	519,126
73,447	GNMA I Pool #640940	5.500%	05/15/35	80,929
34,689	GNMA I Pool #658267	6.500%	02/15/22	37,952
856,782	GNMA I Pool #711286	6.500%	10/15/32	956,187
36,366	GNMA I Pool #780429	7.500%	09/15/26	41,976
221,141	GNMA I Pool #780492	7.000%	09/15/24	252,566
126,399	GNMA I Pool #780977	7.500%	12/15/28	149,959
See notes to financial statements                                       50

Wright Current Income Fund (WCIF)
Portfolio of Investments - As of December 31, 2010

Face Amount	Description	Coupon Rate	Maturity Date	Value

$315,846	GNMA I Pool #781120	7.000%	12/15/29	$362,265
22,963	GNMA II Pool #000723	7.500%	01/20/23	26,388
1,844	GNMA II Pool #001596	9.000%	04/20/21	2,162
27,484	GNMA II Pool #002268	7.500%	08/20/26	31,587
96,932	GNMA II Pool #002442	6.500%	06/20/27	109,693
3,731	GNMA II Pool #002855	8.500%	12/20/29	4,487
140,841	GNMA II Pool #003284	5.500%	09/20/32	152,639
86,885	GNMA II Pool #003401	4.500%	06/20/33	91,384
491,036	GNMA II Pool #003403	5.500%	06/20/33	532,004
125,604	GNMA II Pool #003554	4.500%	05/20/34	131,986
598,058	GNMA II Pool #003556	5.500%	05/20/34	646,997
345,522	GNMA II Pool #003689	4.500%	03/20/35	362,762
49,035	GNMA II Pool #004149	7.500%	05/20/38	54,900
540,405	GNMA II Pool #004308	5.000%	12/20/38	567,480
365,602	GNMA II Pool #004412	5.000%	04/20/39	385,747
769,548	GNMA II Pool #004751	7.000%	12/20/38	853,885
235,213	GNMA II Pool #004752	7.500%	11/20/38	263,346
495,708	GNMA II Pool #004753	8.000%	08/20/30	585,234
845,156	GNMA II Pool #004805	6.500%	09/20/40	949,765
198,602	GNMA II Pool #004808	8.000%	01/20/31	231,608
1,407,264	GNMA II Pool #004838	6.500%	10/20/40	1,581,449
96,880	GNMA II Pool #575787	5.760%	03/20/33	106,285
104,698	GNMA II Pool #608120	6.310%	01/20/33	117,767
299,399	GNMA II Pool #610116	5.760%	04/20/33	328,465
69,723	GNMA II Pool #610143	5.760%	06/20/33	76,492
235,857	GNMA II Pool #612121	5.760%	07/20/33	258,755
223,771	GNMA II Pool #648541	6.000%	10/20/35	246,429
1,182,875	GNMA II Pool #719213	6.500%	02/20/33	1,326,361
113,321	GNMA Pool #780685	6.500%	12/15/27	128,651
926,120	GNMA, Series 1998-21 ZB	6.500%	09/20/28	1,000,909
204,286	GNMA, Series 1999-25 TB	7.500%	07/16/29	229,640
795,922	GNMA, Series 1999-4 ZB	6.000%	02/20/29	873,853
310,074	GNMA, Series 2000-14 PD	7.000%	02/16/30	339,961
238,545	GNMA, Series 2001-4 PM	6.500%	03/20/31	273,815
301,972	GNMA, Series 2002-22 GF	6.500%	03/20/32	330,825
209,475	GNMA, Series 2002-40 UK	6.500%	06/20/32	242,325
163,851	GNMA, Series 2002-45 QE	6.500%	06/20/32	184,483
268,538	GNMA, Series 2002-6 GE	6.500%	01/20/32	287,945
135,287	GNMA, Series 2002-7 PG	6.500%	01/20/32	155,604
423,027	GNMA, Series 2002-76 EA	4.500%	12/20/29	446,404
833,489	GNMA, Series 2002-76 TC	4.500%	12/16/26	893,003
192,000	GNMA, Series 2003-2 AG	5.000%	01/20/33	202,661
300,000	GNMA, Series 2008-35 EH	5.500%	03/20/38	322,531
500,000	GNMA, Series 2010-21 NB	4.500%	01/20/37	518,681
1,494,206	GNMA, Series 2010-23 DP	4.500%	10/20/37	1,551,463
360,424	Vendee Mortgage Trust, Series 1996-1 1Z	6.750%	02/15/26	407,325
292,029	Vendee Mortgage Trust, Series 1998-1 2E	7.000%	03/15/28	338,202

Total Agency Mortgage-Backed Securities (identified cost, $37,877,560)	$39,346,008

TOTAL FIXED INCOME INVESTMENTS (identified cost, $37,877,560) — 96.9%	$39,346,008

SHORT-TERM INVESTMENTS - 2.8%
$1,132,394	Fidelity Government Money Market Fund, 0.01% (1)	$1,132,394

See notes to financial statements                                       51

Wright Current Income Fund (WCIF)
Portfolio of Investments - As of December 31, 2010

Value

TOTAL SHORT-TERM INVESTMENTS (identified cost, $1,132,394) — 2.8%	$1,132,394

TOTAL INVESTMENTS (identified cost, $39,009,954) — 99.7%	$40,478,402

OTHER ASSETS, IN EXCESS OF LIABILITIES — 0.3%	$105,888

NET ASSETS — 100.0%	$40,584,290

FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association

(1)      Variable rate security. Rate presented is as of December 31, 2010.

See notes to financial statements                                       52

Wright Current Income Fund (WCIF)

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2010

ASSETS:	TRUE
Investments, at value
(identified cost $39,009,954) (Note 1A)	$40,478,402
Receivable for fund shares sold	78,118
Investment securities sold	404
Dividends and interest receivable	179,876
Prepaid expenses and other assets	15,415
Total assets	$40,752,215

LIABILITIES:
Payable for fund shares reacquired	$86,665
Distributions payable	59,420
Accrued expenses and other liabilities	21,840
Total liabilities	$167,925

NET ASSETS	$40,584,290

NET ASSETS CONSIST OF:
Paid-in capital	$39,778,807
Accumulated net realized loss on investments	(664,464)
Undistributed net investment income	1,499
Unrealized appreciation on investments	1,468,448
Net assets applicable to outstanding shares	$40,584,290

SHARES OF BENEFICIAL INTEREST OUTSTANDING AT $0.000 PAR VALUE (UNLIMITED SHARES AUTHORIZED)	4,093,644

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST	$9.91

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

INVESTMENT INCOME (Note 1C)
Interest income	$1,693,512
Dividend income	730
Total investment income	$1,694,242

Expenses –
Investment adviser fee (Note 3)	$162,657
Administrator fee (Note 3)	32,532
Trustee expense (Note 3)	21,948
Custodian fee	3,559
Accountant fees	38,913
Distribution expenses (Note 4)	90,365
Transfer agent fees	35,457
Printing	193
Shareholder communications	7,402
Audit services	39,499
Legal services	15,539
Registration costs	10,474
Interest expense (Note 8)	72
Miscellaneous	22,840
Total expenses	$481,450

Deduct –
Waiver and/or reimbursement by the principal underwriter and/or investment adviser (Note 4)	$(156,065)

Net expenses	$325,385

Net investment income	$1,368,857

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions	$244,084
Net change in unrealized appreciation on investments	261,790
Net realized and unrealized gain on investments	$505,874

Net increase in net assets from operations	$1,874,731

See notes to financial statements                                       53

Wright Current Income Fund (WCIF)

	Year Ended

STATEMENTS OF CHANGES IN NET ASSETS	December 31, 2010	December 31, 2009

INCREASE (DECREASE) IN NET ASSETS:
From operations –
Net investment income	$1,368,857	$1,843,529
Net realized gain on investment transactions	244,084	721,461
Net change in unrealized appreciation (depreciation) on investments	261,790	(208,499)
Net increase in net assets from operations	$1,874,731	$2,356,491

Distributions to shareholders (Note 2)
From net investment income	$(1,698,180)	$(1,798,418)

Total distributions	$(1,698,180)	$(1,798,418)

Net increase (decrease) in net assets resulting from fund share transactions (Note 6)	$7,378,534	$(6,335,077)

Net increase (decrease) in net assets	$7,555,085	$(5,777,004)

NET ASSETS:
At begining of year	33,029,205	38,806,209
At end of year	$40,584,290	$33,029,205

UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET ASSETS AT END OF YEAR	$1,499	$127,753

See notes to financial statements                                                                                                                                                          54

Wright Current Income Fund (WCIF)
	Year Ended December 31,

FINANCIAL HIGHLIGHTS	2010	2009	2008	2007	2006

Net asset value, beginning of year	$9.830 (1)	$9.700	$9.590	$9.510	$9.610

Income (loss) from investment operations:
Net investment income (2)	0.377	0.472	0.447	0.455	0.427
Net realized and unrealized gain (loss)	0.175	0.118 (1)	0.122	0.078	(0.063)

Total income from investment operations	0.552	0.590 (1)	0.569	0.533	0.364

Less distributions:
From net investment income	(0.472)	(0.460)	(0.459)	(0.444)	(0.447)
From net realized gains	—	—	—	(0.009)	(0.017)

Total distributions	(0.472)	(0.460)	(0.459)	(0.453)	(0.464)

Net asset value, end of year	$9.910	$9.830 (1)	$9.700	$9.590	$9.510

Total Return(3)	5.70%	6.20%	6.10%	5.77%	3.92%

Ratios/Supplemental Data(4):
Net assets, end of year (000 omitted)	$40,584	$33,029	$38,806	$39,699	$40,474
Ratios (As a percentage of average daily net assets):
Net expenses	0.90%	0.92%	0.96%	0.96%	0.96%
Net expenses after custodian fee reduction	N/A	0.92%	0.95%	0.95%	0.95%
Net investment income	3.79%	4.81%	4.66%	4.80%	4.47%
Portfolio turnover rate	54%	57%	57%	47%	75%

(1)	Previously reported amount has been changed by 0.001 to reflect rounding consistencies.
(2)	Computed using average shares outstanding.
(3)
Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value  on the last day of each year reported.  Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(4)
For the years ended December 31, 2010, 2009, 2008, 2007 and 2006, the operating expenses of the Fund were reduced by a waiver of fees and/or allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, expenses and net investment income ratios would have been as follows:

	2010	2009	2008	2007	2006

Ratios (As a percentage of average daily net assets):
Expenses	1.33%	1.32%	1.24%	1.23%	1.31%

Expenses after custodian fee reduction	N/A	1.32%	1.23%	1.22%	1.30%

Net investment income	3.36%	4.41%	4.38%	4.52%	4.13%

See notes to financial statements                                       55

Wright Managed Income Trust
Notes to Financial Statements

 1. Significant Accounting Policies

Wright Total Return Bond Fund (“WTRB”) and Wright Current Income Fund (“WCIF”) (each a “Fund” and collectively, the “Funds”) (the Funds constituting Wright Managed Income Trust (the “Trust”)), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. WTRB seeks a superior rate of total return, consisting of a high level of income plus price appreciation. WCIF seeks a high level of current income consistent with moderate fluctuations of principal.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. Investment Valuations – Debt obligations, including listed securities and securities for which quotations are readily available, will normally be valued on the basis of reported trades or market quotations provided by third party pricing services, when these prices are representative of the securities’ market values. For debt securities where market quotations are not readily available, the pricing services will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service as described above. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Funds in a manner that most fairly reflects the security’s value, or the amount that the Funds might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B. Investment Transactions – Investment transactions for financial statement purposes are accounted for on a trade date basis.  Realized gains and losses on investments sold are determined on the basis of identified cost.

C. Income – Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Funds are informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Funds’ understanding of applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium and accretion of discount.  Paydown gains and losses are included in interest income.

D. Federal Taxes – Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.  At December 31, 2010, WTRB and WCIF, for federal income tax purposes, had capital loss carryovers of $1,857,855 and $604,928, respectively, which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the respective Funds of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryovers will expire as follows:

Wright Managed Income Trust
Notes to Financial Statements
December 31,	WTRB	WCIF

2012	$ -	$ 248,470
2013	270,953	196,117
2014	1,088,772	-
2015	199,047	160,341
2017	299,083	-

A capital loss carryover of $444,587, included in WCIF’s amount in the table above, is available to the Fund as a result of the reorganization of Wright U.S. Government Near Term Fund on December 9, 2006. Utilization of this capital loss carryover may be limited in accordance with certain income tax regulations.

As of December 31, 2010, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2010, remains subject to examination by the Internal Revenue Service.

E. Expenses - The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.

F. Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G. Indemnifications – Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds, and shareholders are indemnified against personal liability for the obligations of the Funds. Additionally, in the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

2. Distributions to Shareholders

The net investment income of each Fund is determined daily, and substantially all of the net investment income so determined is declared daily as a dividend to shareholders of record at the time of declaration. Distributions are generally paid monthly.  Distributions of net realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. GAAP requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid for the years ended December 31, 2010, and December 31, 2009, was as follows:

Year Ended 12/31/10	WTRB	WCIF

Distributions declared from:
Ordinary income	$1,108,572	$1,698,180

Wright Managed Income Trust
Notes to Financial Statements
Year Ended 12/31/09	WTRB	WCIF

Distributions declared from:
Ordinary income	$1,139,933	$1,798,418

During the year ended December 31, 2010, the following amounts were reclassified due to expired capital loss carryforwards and differences between book and tax accounting, primarily for premium amortization and paydown gain (loss).

Increase (decrease):	WTRB	WCIF

Paid-in capital	$(351,860)	$-
Accumulated net realized gain (loss)	193,063	(203,069)
Accumulated undistributed net investment income (loss)	158,797	203,069

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	WTRB	WCIF

Undistributed ordinary income	$-	$1,499
Capital loss carryforward and post October losses	(1,877,616)	(626,200)
Unrealized appreciation	1,007,467	1,430,184

The difference between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, premium amortization and paydown gain (loss).

For tax purposes, the current year post-October loss was $19,761 and $21,272 (realized during the period November 1, 2010, through December 31, 2010) for WTRB and WCIF, respectively.  These losses will be recognized for tax purposes on the first business day of the Funds’ next fiscal year, January 1, 2011.

3. Investment Adviser Fee and Other Transactions With Affiliates

The investment adviser fee is earned by Wright Investors’ Service, Inc. (“Wright”) as compensation for investment advisory services rendered to the Funds. The fees are computed at annual rates of the average daily net assets as noted below, and are payable monthly.

Annual Advisory Fee Rates

Fund	Under $100 Million	$100 Million to $250 Million	$250 Million to $500 Million	$500 Million to $1 Billion	Over $1 Billion

WTRB	0.45%	0.44%	0.42%	0.40%	0.35%
WCIF	0.45%	0.44%	0.42%	0.40%	0.35%

For the year ended December 31, 2010, the fee and the effective annual rate as a percentage of average daily net assets for each of the Funds were as follows:

Fund	Investment Adviser Fee	Effective Annual Rate

WTRB	$128,908	0.45%
WCIF	162,657	0.45%

Wright Managed Income Trust
Notes to Financial Statements
The administrator fee is earned by Wright for administering the business affairs of each Fund.  The fee is computed at an annual rate of 0.07% of the average daily net assets up to $100 million for WTRB and an annual rate of 0.09% of the average daily net assets up to $100 million for WCIF, and at reduced rates as net assets exceed that level.  Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) serves as sub-administrator of the Funds to perform certain services of the administrator as may be agreed upon between the administrator and sub-administrator.  The sub-administration fee is paid by Wright.

For the year ended December 31, 2010, the administrator fee for WTRB and WCIF amounted to $20,052 and $32,532, respectively.

Certain Trustees and officers of the Trust are Trustees or officers of the above organizations and/or of the Funds’ principal underwriter. Except as to Trustees of the Trust who are not employees of Atlantic or Wright, Trustees and officers receive remuneration for their services to the Trust out of the fees paid to Atlantic and Wright.  The Trustees are compensated by the Fund Complex as a whole, rather than on a per Trust or per Fund basis.  Quarterly retainer fees are paid in the amount of $4,000 to the Lead Trustee, $3,500 to the Secretary of Independent Trustees, and $3,000 each to the remaining Trustees.  In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended.  Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings.  The amount of Trustees’ fees attributable to each Fund is disclosed in the Statement of Operations.

4. Distribution Plans and Service Plans

The Trust has in effect a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act. The Plan provides that each Fund will pay Wright Investors’ Service Distributors, Inc. (“WISDI”), the principal underwriter, a wholly-owned subsidiary of The Winthrop Corporation and an affiliate of Wright, a distribution fee of 0.25% per annum of the average daily net assets of each Fund for distribution services and facilities provided to each Fund by WISDI. Distribution fees paid or accrued to WISDI for the year ended December 31, 2010, for WTRB and WCIF amounted to $71,615 and $90,365, respectively. In addition, the Trustees have adopted a service plan (the “Service Plan”) which allows the Funds to reimburse the principal underwriter for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of each Fund’s shares. The combined amount of service fees payable under the Service Plan and Rule 12b-1 distribution fees may not exceed 0.25% annually of each Fund’s average daily net assets. For the year ended December 31, 2010, the Funds did not accrue or pay any service fees.

Pursuant to an Expense Limitation Agreement, Wright and WISDI have agreed to waive all or a portion of their fees and reimburse expenses to the extent that total annual operating expenses exceed 0.95% and 1.00% of the average daily net assets of WTRB and WCIF, respectively, through April 30, 2011 (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business). Thereafter, the waiver and reimbursement may be changed or terminated at any time. In addition, Wright and WISDI have voluntarily agreed to further limit the total annual operating expenses of WCIF to 0.90% of its average daily net assets. Such voluntary limitation may be terminated at any time.  Prior to July 13, 2010, Wright and WISDI voluntarily waived and/or reimbursed total annual operating expenses of WTRB to 0.70%. Pursuant to these agreements and voluntary limitation, Wright waived and/or reimbursed investment adviser fees of $99,954 and $65,700 for WTRB and WCIF, respectively.  WISDI waived distribution fees of $71,615 and $90,365 for WTRB and WCIF, respectively.

5. Investment Transactions

Purchases and sales (including maturities and paydowns) of investments, other than short-term obligations, were as follows:

Wright Managed Income Trust
Notes to Financial Statements
	Year Ended December 31, 2010

	WTRB	WCIF

Purchases -
Non-U.S. Government & Agency Obligations	$ 7,182,904	$ -

U.S. Government & Agency Obligations	$32,683,295	$25,778,539

Sales -
Non-U.S. Government & Agency Obligations	$ 3,823,186	$ 1,149,715

U.S. Government & Agency Obligations	$29,478,464	$17,752,424

6. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended December 31, 2010		Year Ended December 31, 2009

	Shares	Amount	Shares	Amount

WTRB
Sold	969,280	$12,544,600	412,466	$5,130,935
Issued to shareholders in payment of distributions declared	61,226	792,638	75,223	927,254
Redemptions	(530,770)	(6,846,658)	(481,454)	(5,906,125)

Net increase	499,736	$6,490,580	6,235	$152,064

	Year Ended December 31, 2010		Year Ended December 31, 2009

	Shares	Amount	Shares	Amount

WCIF
Sold	2,147,771	$21,431,508	959,509	$9,406,951
Issued to shareholders in payment of distributions declared	110,447	1,099,985	117,297	1,151,298
Redemptions	(1,524,435)	(15,152,959)	(1,716,872)	(16,893,326)

Net increase (decrease)	733,783	$7,378,534	(640,066)	$(6,335,077)

7. Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of the investment securities owned at December 31, 2010, as computed on a federal income tax basis, were as follows:

	WTRB	WCIF
Aggregate cost	$30,342,391	$39,048,218

Gross unrealized appreciation	$1,332,656	$1,616,329
Gross unrealized depreciation	(325,189)	(186,145)

Net unrealized appreciation	$1,007,467	$1,430,184

8. Line of Credit

The Funds participate with other funds managed by Wright in a committed $10 million unsecured line of credit agreement with Union Bank of California, N.A. (“Union Bank”). The Funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions.  Interest is charged to each Fund based on its borrowings at an amount above the LIBOR rate. Because the line of credit is not available

Wright Managed Income Trust
Notes to Financial Statements

exclusively to each Fund, they may be unable to borrow some or all of the Funds’ requested amounts at any particular time. At December 31, 2010, the Funds had no outstanding balances pursuant to this line of credit.

The average borrowings and average interest rate (based on days with outstanding balances) for the year ended December 31, 2010, were as follows:

	WTRB	WCIF

Average borrowings	$49,278	$410,097
Average interest rate	1.27%	1.26%

9. Fair Value Measurements

Under GAAP for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

• Level 1 – quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2010, the inputs used in valuing each Fund’s investments, which are carried at value, were as follows:

WTRB

Asset Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset-Backed Securities	$-	$876,231	$-	$876,231
Commercial Mortgage-Backed Securities	-	2,179,179	-	2,179,179
Residential Mortgage-Backed Securities	-	70,669	-	70,669
Convertible Bonds	-	255,131	-	255,131
Corporate Bonds	-	13,495,673	-	13,495,673
U.S. Government Interests	-	14,413,791	-	14,413,791
Short-Term Investments	-	59,184	-	59,184

Total Investments	$-	$31,349,858	$-	$31,349,858

Wright Managed Income Trust
Notes to Financial Statements

WCIF

Asset Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Agency Mortgage-Backed Securities	$-	$39,346,008	$-	$39,346,008
Short-Term Investments	-	1,132,394	-	1,132,394

Total Investments	$-	$40,478,402	$-	$40,478,402

The level classification by major category of investments is the same as the category presentation in each Fund’s Portfolio of Investments.

10. Change in Independent Registered Public Accounting Firm

The Board of Trustees (the “Board”), with the approval and recommendation of the Audit Committee, selected BBD, LLP (“BBD”) to replace Deloitte & Touche, LLP (“D&T”), as the Funds’ independent registered public accounting firm for the Funds’ fiscal year ending December 31, 2010.  Throughout D&T’s tenure, including the Funds’ two most recent fiscal periods, the Funds had no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, and there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchanges Act of 1934.  With respect to the Funds, D&T’s audit opinions, including the past two fiscal periods, have not contained either an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.  Further, there were no disagreements between the Funds and D&T on accounting principles, financial statement disclosure or audit scope, which, if not resolved to the satisfaction of D&T would have caused D&T to make reference to the disagreement in D&T’s report.  During the last two fiscal years of the Funds, neither the Funds nor anyone on its behalf has consulted BBD on items concering the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on the Funds’ financial statements, or concerning the subject of a disagreement of the kind described in Item 304(a)(1)(iv) of Regulation S-K or reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

11. New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.”  ASU No. 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements.  Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required.  Management is currently evaluating the impact ASU No. 2010-06 will have on financial statement disclosures.

12. Review for Subsequent Events

In connection with the preparation of the financial statements of the Funds as of and for the year ended December 31, 2010, events and transactions subsequent to December 31, 2010, have been evaluated by the Funds’ management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

Wright Managed Income Trust
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Wright Managed Income Trust and the Shareholders of Wright Total Return Bond Fund and Wright Current Income Fund:

We have audited the accompanying statements of assets and liabilities of Wright Total Return Bond Fund and Wright Current Income Fund (the “Funds”), each a series of shares of beneficial interest in The Wright Managed Income Trust, including the portfolios of investments, as of December 31, 2010, and the related statements of operations, the statements of changes in net assets and the financial highlights for the year then ended. These financial statements and the financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 2009 and the financial highlights for each of the years in the four-year period ended December 31, 2009 were audited by other auditors whose report dated February 23, 2010, expressed an unqualified opinion on such financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wright Total Return Bond Fund and Wright Current Income Fund as of December 31, 2010, the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

        BBD, LLP

Philadelphia, Pennsylvania
February 15, 2011

Wright Managed Income Trust
Federal Tax Information (Unaudited)
The Form 1099-DIV you received in January 2011 showed the tax status of all distributions paid to your account in calendar year 2010.  Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds.

Qualified Interest Income – Wright Total Return Bond Fund and Wright Current Income Fund designate 97.88% and 100.00%, respectively, as qualified interest income exempt from U.S. tax for foreign shareholders (QII).

 Management and Organization (Unaudited)
________________________________________________________________________
Fund Management.  The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust.  The Trustees and principal officers of the Trusts are listed below.  Except as  indicated, each individual has held the office shown or other offices in the same company for the last five years.  The business address of each Trustee and principal  officer is 440 Wheelers Farms Road, Milford, Connecticut 06461.

Definitions:

“WISDI” means Wright Investors’ Service Distributors, Inc., the principal underwriter of the Funds.
“Winthrop” means The Winthrop Corporation, a holding company which owns all of the shares of Wright and WISDI.

Name, Address and Age	Position(s) with the Trust	Term* of Office and Length of Service	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen By Trustee	Other Trustee/ Director/ Partnership/ Employment Positions Held

Interested Trustees
Peter M. Donovan ** Age 68	President and Trustee	President and Trustee since Inception	Chairman, Chief Executive Officer, President and Director of Wright and Winthrop; Chief Investment Officer and Chairman of the Investment Committee; a Director of WISDI; President of 5 funds managed by Wright	5	None

A.M. Moody, III*** Age 74	Vice President and Trustee	Vice President of the Trusts since December, 1990; Trustee of the Trusts since January, 1990	President, AM Moody Consulting LLC (compliance and administrative services to the mutual fund industry) since July 1, 2003; President of WISDI since 2005; Vice President of 5 funds managed by Wright; Retired Senior Vice President of Wright and Winthrop; Retired President of WISDI June 30, 2003 to May 2005	5	None

*       Trustees serve an indefinite term.  Officers are elected annually.

**      Mr. Donovan is an interested person of the Trusts because of his positions as President of the Trusts, Chairman, Chief Executive Officer and Director of Wright and Winthrop and Director of WISDI.

***     Mr. Moody is an interested person of the Trusts because of his position as Vice President of the Trusts, President and Director of WISDI, and his affiliation as a consultant to Wright.

Management and Organization (Unaudited) - continued
_____________________________________________________________________

Name, Address and Age	Position(s) with the Trust	Term* of Office and Length of Service	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen By Trustee	Other Trustee/ Director/ Partnership/ Employment Positions Held

Independent Trustees
James J. Clarke Age 69	Trustee	Trustee since December, 2002	President, Clarke Consulting (bank consultant – financial management and strategic planning); Director – Reliance Bank, Altoona, PA since August 1995; Director – Quaint Oak Bank, Southampton, PA since March 2007; Associate Professor of Finance at Villanova University, 1972-2002	5	None

Dorcas R. Hardy Age 64	Trustee	Trustee since December, 1998	President, Dorcas R. Hardy & Associates (a public policy and government relations firm) Spotsylvania, VA; Director, The Options Clearing Corporation 1997-2005; Director, First Coast Service Options since 1998	5	None

Richard E. Taber Age 62	Trustee	Trustee since March, 1997	Chairman and Chief Executive Officer of First Country Bank, Stamford, CT	5	None

Principal Officers who are not Trustees
Judith R. Corchard Age 72	Vice President	Vice President of the Trusts since June, 1998	Executive Vice President, Investment Management; Senior Investment Officer and Director of Wright and Winthrop; Vice President of 5 funds managed by Wright, Fund Chief Compliance Officer since 2004

Gale L. Bertrand Age 46	Treasurer	Treasurer since December 1, 2009	Vice President, Atlantic Fund Services, LLC 2008 to present; 2004 to 2008 Citigroup Fund Services, LLC; Officer of 5 funds managed by Wright

Christopher A. Madden Age 43	Secretary	Secretary since December 1, 2009	Counsel at Atlantic Fund Services, LLC 2009 to present; 2005 to 2009 Citigroup Fund Services, LLC; 1997 to 2005 State Street Bank and Trust Company; Officer of 5 funds managed by Wright

*       Trustees serve an indefinite term.  Officers are elected annually.

Additional information about the Funds’ Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling 1-800-888-9471.

Board of Trustees Annual Approval of the Investment Advisory Agreement (Unaudited)

In evaluating the Investment Advisory Contracts, the Independent Trustees met separately from the Interested Trustees and reviewed and considered materials furnished by Wright, including information regarding Wright, its affiliates and personnel, operations and financial condition. The Independent Trustees discussed with representatives of Wright the portfolio management and operations of the funds and the capabilities of Wright to provide advisory and other services to each fund. The Independent Trustees considered, among other things, the following:

Equity Funds and Income Funds

• Whether the advisory arrangements are fair and reasonable relative to possible alternative arrangements. The Trustees concluded that the advisory fees paid by the Funds are reasonable.

• Whether advisory services are being provided as agreed to. The Trustees concluded that the services being provided by the adviser are as agreed to in the advisory contract.

• Whether compensation paid by a Fund to the adviser is fair and reasonable in relation to the services provided and the charges by other advisers for similar services. The Trustees concluded that the compensation paid by the Funds to the adviser is in the average range of compensation charged by other advisers for similar services and is reasonable.

• Fees and expense ratios compared to similar funds. The Trustees concluded that the expense ratios of the Funds are in line with the average for similar funds.

• Performance and relationship of fees and performance. The Trustees concluded that in most cases the performance results of the Funds were at least in the mid-range of similar funds while their expense ratios were reasonable in comparison.

• Analysis of each Fund’s profitability to the adviser. The Trustees concluded that the profitability to the adviser of each Fund was reasonable and not excessive.

• The adviser’s financial condition and the overall organization of the adviser.

• Sales and redemption data. The Trustees reviewed the information which had been provided to them relating to sales and redemptions and Wright’s marketing strategies to try to increase assets under management.

• The economic outlook and the general investment outlook in the relevant investment markets. The Trustees have received a presentation on the overall economic outlook and investment outlook of both equity and income markets at each Board meeting.

• The resources devoted to compliance efforts undertaken by the adviser and the record of compliance with investment policies and restrictions and with policies on personal securities transactions. The Trustees have approved and met separately with the Funds’ Chief Compliance Officer.

Additional Considerations for Equity Funds

• The allocation of brokerage and any benefits received by the adviser as a result of brokerage allocation. The Trustees reviewed the Trading Analysis included in the material provided in advance of the meeting.

The Independent Trustees’ Committee did not consider any single factor as controlling in their consideration of the renewal of the Investment Advisory Contracts, nor are the considerations described above all encompassing. Based on their consideration of all factors which they considered material, and with the assistance of independent counsel, the Independent Trustees’ Committee concluded that the renewal of the Investment Advisory Contracts with its current fee structure is in the interests of the shareholders.

Important Notices Regarding Privacy, Delivery of Shareholder Documents, Portfolio Holdings and Proxy Voting (Unaudited)

Wright Managed Investment Funds
Wright Investors’ Service, Inc.
Wright Investors’ Service Distributors, Inc.

Privacy Policy

Wright is committed to ensuring your financial privacy. Each of the above financial institutions has the following policy in effect with respect to nonpublic personal information about its customers:

• The only such information we collect is information received from customers, through application forms or otherwise, and information which we necessarily receive in connection with your Wright fund transactions.

• We will not disclose this information to anyone except as required or permitted by law. Such disclosure includes that made to other companies such as transfer agents and their employees and to our employees, in each case as necessary to service your account.

• We have adopted policies and procedures (including physical, electronic and procedural safeguards) that are designed to protect the confidentiality of this information.

For more information about Wright’s privacy policies please feel free to call 1-800-888-9471.

Important Notice Regarding Delivery of Shareholders Documents

The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Wright, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Wright, or your financial adviser, otherwise.

If you would prefer that your Wright documents not be householded, please contact Wright at 1-800-888-9471, or your financial adviser.

Your instructions that householding not apply to delivery of your Wright documents will be effective within 30 days of receipt by Wright or your financial adviser.

Portfolio Holdings

In accordance with rules established by the SEC, the funds send semi-annual and annual reports to  shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth quarters, respectively, within 60 days of quarter-end and after filing with the SEC. The funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. The funds’ complete portfolio holdings as reported in annual and semi-annual reports and on Form N-Q are available for viewing on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s public reference room (information on the operation and terms of usage of the SEC public reference room is available at http://sec.gov/info/edgar/prrules.htm or by calling 1-800-SEC-0330). After filing, the funds’ portfolio holdings as reported in annual and semi-annual reports are also available on Wright’s website at www.wisi.com and are available upon request at no additional cost by contacting Wright at 1-800-888-9471.

Important Notices Regarding Privacy, Delivery of Shareholder Documents, Portfolio Holdings and Proxy Voting (Unaudited) - continued

Proxy Voting Policies and Procedures

From time to time funds are required to vote proxies related to the securities held by the funds. The Wright Managed Funds vote proxies according to a set of policies and procedures approved by the Funds’ Board. You may obtain a description of these policies and procedures and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 without charge, upon request, by calling 1-800-888-9471. This description is also available on the Securities and Exchange Commissions website at http://www.sec.gov.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

Wright Investors' Service Distributors, Inc.
440 Wheelers Farms Road, Milford, CT 06461

Annual Report

Officers and Trustees of the Funds
Peter M. Donovan, President and Trustee
A. M. Moody III, Vice President and Trustee
Judith R. Corchard, Vice President
James J. Clarke, Trustee
Dorcas R. Hardy, Trustee
Richard E. Taber, Trustee
Christopher A. Madden, Secretary
Gale L. Bertrand, Treasurer

Investment Adviser and Administrator
Wright Investors' Service, Inc.
440 Wheelers Farms Road
Milford, Connecticut 06461

Principal Underwriter
Wright Investors' Service Distributors, Inc.
440 Wheelers Farms Road
Milford, Connecticut 06461
(800) 888-9471
e-mail: wright@wisi.com

Custodian
Union Bank, NA
350 California Street
San Francisco, California 94104

Transfer and Dividend Disbursing Agent
Atlantic Fund Services
P.O. Box 588
Portland, Maine 04112

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a mutual fund unless accompanied or preceded by a Fund's current prospectus.

comb-anr-101231

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics applicable to its Principal Executive Officer and Principal Financial Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-888-9471.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board has designate James J. Clarke, an independent trustee, as its audit committee financial expert.  Mr. Clarke is the Principal of Clarke Consulting, a financial management and strategic planning firm.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with the statutory and filings or engagements for those fiscal years were, $88,992 in 2010 and $87,375 in 2009.

(b) Audit-Related Fees

None.

(c) Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $17,110 in 2010 and $16,300 in 2009.  The nature of the services comprising these fees were tax compliance, tax advice and tax planning including fees for tax return preparation.

(d) All Other Fees

None.

(e) (1) The registrant’s audit committee has adopted an Audit Committee Charter which contains policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter,  the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee, and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees with the exception of any de minimus engagement meeting applicable requirements.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the registrant’s audit committee.  The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation and oversight of the registrant’s principal accountant.

        (2) Not applicable.

(f) Not applicable

(g) Not applicable.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
(a)	Included as part of report to stockholders under Item 1.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There have been no material changes to the procedures by which a Fund’s shareholder may recommend nominees to the registrant’s board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A(17 CFR240 14a-101), or this item.

ITEM 11. CONTROLS AND PROCEDURES
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified to the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

(a)(1)  Registrant’s Code of Ethics – Not applicable (please see Item 2)
(a)(2) Treasurer’s and President’s Section 302 certification
(a)(3)  Not applicable.
(b)      Combined 906 certification

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant                      The Wright Managed Equity Trust (On behalf of Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund and Wright International Blue Chip Equities Fund)

By       /s/ Peter M. Donovan
   Peter M. Donovan
           President

Date   02/24/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By       /s/ Peter M. Donovan
   Peter M. Donovan
           President

Date   02/24/11

By      /s/ Gale L. Bertrand
      Gale L. Bertrand
          Treasurer

Date  02/23/11